                                                                     EXHIBIT 4.1


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                          FIRST SUPPLEMENTAL INDENTURE


                                      FROM


                        MICHIGAN CONSOLIDATED GAS COMPANY


                                       TO


                                 CITIBANK, N.A.


                                     TRUSTEE
                                 --------------

                            Dated as of June 18, 1998


                            SUPPLEMENTAL TO INDENTURE

                            Dated as of June 1, 1998


                             Senior Debt Securities








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         This FIRST SUPPLEMENTAL INDENTURE is made as of the 18th day of June, by and between MICHIGAN CONSOLIDATED GAS COMPANY, a corpora-tion duly organized and existing under the laws of the State of Michigan (the "Company"), and CITIBANK, N.A., a national banking association incorporated and existing under and by virtue of the laws of the United States of America, as trustee (the "Trustee").

                            RECITALS OF THE COMPANY:

         WITNESSETH:  that

         The Company has heretofore executed and delivered its Indenture (hereinafter referred to as the "Indenture"), made as of June 1, 1998; and

         Section 3.1 of the Indenture provides that Securities may be issued from time to time in series pursuant to a supplemental indenture specifying the terms of each issue of Securities; and

         The Company desires to establish a series of Securities to be designated "Extendable MandatOry Par Put Remarketed Securities(SM) due June 30, 2038" (the "Remarketed Securities") and a series of Securities to be designated "Resetable MAndatory Putable/remarketable Securities, due June 30, 2038" (the "Resetable Securities"); and

         Section 10.1 of the Indenture provides that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of establishing the form of Securities or establishing or reflecting any terms of any Security and adding to the covenants of the Company; and

         The execution and delivery of this First Supplemental Indenture (herein, this "Supplemental Indenture") has been duly authorized by a Board Resolution;

         NOW, THEREFORE, this Supplemental Indenture

         WITNESSETH, that, in order to set forth the terms and conditions upon which Remarketed Securities and the Resetable Securities are, and are to be, authenticated, issued and delivered, and in consideration of the sum of one dollar duly paid to it by the Trustee at the execution of this Supplemental Indenture, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of such Securities as follows:

                                    ARTICLE I
                       RELATION TO INDENTURE; DEFINITIONS

SECTION 1.1

         This Supplemental Indenture constitutes an integral part of the Indenture.

SECTION 1.2

         For all purposes of this Supplemental Indenture:

         (a) Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Indenture;

         (b) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture; and

         (c) The terms "hereof," "herein," "hereby," "hereto," "hereunder," and "herewith" refer to this Supplemental Indenture.


                                   ARTICLE II
                                 THE SECURITIES

         There shall be hereby established two series of Securities, known as and entitled "Extendable MandatOry Par Put Remarketed Securities(SM) due June 30, 2038" and "Resetable MAndatory Putable/remarketable Securities, due
June 30, 2038." The aggregate principal amount of the Remarketed Securities shall be limited to Seventy-Five Million Dollars ($75,000,000) and the aggregate principal amount of the Resetable Securities shall be limited to Seventy-Five Million Dollars ($75,000,000). Such Securities shall be initially authenticated and delivered from time to time upon delivery to the Trustee of the documents required by Section 3.1 of the Indenture, including, among other things, a Board Resolution and an Officer's Certificate specifying the following with respect to each issue of the Remarketed Securities and the Resetable Securities: (i) the form of Securities for each of the Remarketed Securities and the Resetable Securities substantially in the forms of Securities attached hereto as Appendix I and Appendix II with such changes therein as may be authorized by a Board Resolution and an Officer's Certificate as may be required to (A) conform the Remarketed Securities to the terms and conditions of the

Mandatory Tender Remarketing Agreement dated as of June 23, 1998 and the Reset Remarketing Agreement dated as of June 23, 1998, each of which is between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorpo-rated and is attached hereto and incorporated by reference herein or (B) conform the Resetable Securities to the terms and conditions of the Mandatory Tender Remarketing Agreement dated as of June 23, 1998 and the Reset Remarketing Agreement dated as of June 23, 1998, each of which is between the Company and Salomon Brothers Inc and is attached hereto and incorporated by reference herein and (ii) such other terms as shall be prescribed by the Company in a Board Resolution and an Officer's Certificate as may be required by law and which shall not be inconsistent with the terms and provisions of the Indenture or this Supplemental Indenture.


                                   ARTICLE III
                          TRANSFER OF COLLATERAL BONDS

         The Company hereby issues, delivers and transfers to the Trustee (A) in connection with the issuance of the Remarketed Securities, Seventy-Five Million Dollars ($75,000,000) aggregate principal amount of a related issue of Collateral Bonds of the Company designated "First Mortgage Bonds, Collateral Series A" and (B) in connection with the issuance of the Resetable Securities, Seventy-Five Million Dollars ($75,000,000) aggregate principal amount of a related issue of Collateral Bonds of the Company designated "First Mortgage Bonds, Collateral Series B" (each, a "Related Issue," as to the respective series of Securities it secures, together, the "Collateral Bonds"), each of which has been fully registered in the name of the Trustee in such capacity, to be held in trust for the benefit of the Holders from time to time of the Related Issue of Securities and, if such transfer does not constitute a sale of the Collateral Bonds to the Trustee, the Company hereby grants a perfected security interest in the Collateral Bonds for the benefit of such Holders, in each case as security for any and all obligations of the Company under the Indenture, this Supplemental Indenture and the Related Issue of Securities, including but not limited to (1) the full and prompt payment of the interest on, principal of, and premium, if any, on such Related Issue of Securities when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture and this Supplemental Indenture and such Related Issue of Securities, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on such Related Issue of Securities when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture and this Supplemental Indenture and such Related

Issue of Securities. The Trustee shall enforce all of its rights under the First Mortgage Indenture as a holder of each Related Issue of Collateral Bonds transferred to it as provided in this Article III for the benefit of the Holders of the respective Related Issue of Securities and the proceeds of the enforcement of such rights shall be applied by the Trustee to satisfy the Company's obligations under the Indenture, this Supplemental Indenture, and such Related Issue of Securities.

         The Company shall make payments of the principal of, and premium or interest on each of the Collateral Bonds to the Trustee, which payments shall be applied by the Trustee to satisfaction of all obligations then due on the respective Related Issue of Securities.

         The Collateral Bonds shall not be sold or transferred by the Trustee until the earlier of the Release Date or the prior retirement of the Related Issue of Securities through redemption, repurchase or otherwise. The "Release Date" shall be the date that all First Mortgage Bonds of the Company issued and outstanding under the First Mortgage Indenture, other than the Collateral Bonds, have been retired (at, before or after the maturity thereof) through payment, redemption or otherwise provided that no Default or Event of Default has occurred and, at such time, is continuing under the Indenture.

         Copies of the forms of Collateral Bonds are attached hereto as Appendix III and IV, respectively, and their terms are hereby incorporated by reference herein.


                                   ARTICLE IV
                                  MISCELLANEOUS

SECTION 4.1

         The Trustee has accepted the amendment of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect of any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (a) the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof,

(b) the proper authorization hereof by the Company by corporate action or otherwise, and (c) the due execution hereof by the Company.

SECTION 4.2

         This Supplemental Indenture shall be construed in connection with and as a part of the Indenture.

SECTION 4.3

         (a) If any provision of this Supplemental Indenture conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Indenture), by any of the provisions of Sections 310 to 317, inclusive, of said act, such required provision shall control.

         (b) In case any one or more of the provisions contained in this Supplemental Indenture or in the Securities issued hereunder should be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

SECTION 4.4

         Whenever in this Supplemental Indenture either of the parties hereto is named or referred to, such name or reference shall be deemed to include the successors or assigns of such party, and all the covenants and agreements contained in this Supplemental Indenture by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

SECTION 4.5

         (a) This Supplemental Indenture may be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         (b) The descriptive headings of the several Articles of this Supplemental Indenture were formulated, used and inserted in this Supplemental Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this Supplemental Indenture to be executed by its Chairman, Chief Executive Officer, President, Vice Chairman or a Vice President, or any other officer selected by the Board of Directors, and its corporate seal to be hereunto affixed, duly attested by its Secretary or an Assistant Secretary, and CITIBANK, N.A., as Trustee as aforesaid, has caused this Supplemental Indenture to be executed by one of its authorized signatories, as of June 23, 1998.

                                               MICHIGAN CONSOLIDATED GAS
                                                     COMPANY


                                               By: /s/ Howard L. Dow III
                                                  ------------------------------
                                               Name: Howard L. Dow III
                                               Title: Senior Vice President
                                                      and CFO

ATTEST:
/s/ Ronald E. Christian
------------------------
Secretary

                                               CITIBANK, N.A., as Trustee


                                               By: /s/ P. DeFelice
                                                  ------------------------------
                                               Name: P. DeFelice
                                               Title: Vice President

ATTEST:
/s/ F. Mills
------------------------
Authorized Officer
F. Mills
Senior Trust Officer

                                                                      APPENDIX I


CUSIP: 594457 BL 6
No. R-1                                                              $75,000,000


         THIS NOTE IS IN GLOBAL FORM WITHIN THE MEANING OF THE SENIOR INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR A NOTE IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY.

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                        MICHIGAN CONSOLIDATED GAS COMPANY

     Extendable MandatOry Par Put Remarketed Securities(sm)* ("MOPPRS(sm)")
                                due June 30, 2038


         MICHIGAN CONSOLIDATED GAS COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (the "Company", which term includes any successor corporation under the Senior Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Company in The City of New York, New York, the principal sum of SEVENTY-FIVE MILLION DOLLARS ($75,000,000) on June 30, 2038 (the "Stated Maturity Date"), in the coin or currency of the United States, and to pay interest: (i) semiannually on June 30 and December 30
(x) from and including June 23, 1998 through but excluding June 30, 2008 and (y) on and after June 30, 2008 if and so long as the Extendable MOPPRS are in Mandatory Tender Mode (as defined on the reverse hereof); or (ii) on such dates as determined on the Duration/Interest Mode Determination Date (as defined on the reverse hereof) if and so long as the Extendable MOPPRS are in Reset Mode (as defined on the reverse hereof) (each, an "Interest Payment Date"), commencing December 30, 1998. Interest shall be paid on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified below, from the Interest

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* "MandatOry Par Put Remarketed Securities(sm)" and "MOPPRS(sm)" are service marks owned by Merrill Lynch & Co., Inc.

Payment Date next preceding the date of this Extendable MOPPRS to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Extendable MOPPRS, or unless no interest has been paid or duly provided for on this Extendable MOPPRS, in which case from June 23, 1998, until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register of the Company as provided in the Senior Indenture. Notwithstanding the foregoing, if the date hereof is after the 14th day of a month in which an Interest Payment Date occurs, and before the following Interest Payment Date, this Extendable MOPPRS shall bear interest from such Interest Payment Date; provided, that if the Company shall default in the payment of interest due on such Interest Payment Date, then this Extendable MOPPRS shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on this Extendable MOPPRS, from June 23, 1998. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Senior Indenture, be paid to the person in whose name this Extendable MOPPRS (or one or more Predecessor Securities) is registered at the close of business on the fifteenth calendar day next preceding such Interest Payment Date, whether or not such day is a Business Day (each a "Record Date").

         The rate of interest on this Extendable MOPPRS shall be 6.45% per annum to June 30, 2008 (the "First Remarketing Date"). If, pursuant to the Mandatory Tender Remarketing Agreement, dated as of the date hereof (the "Mandatory Tender Remarketing Agreement"), between Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Mandatory Tender Remarketing Agent (the "Mandatory Tender Remarketing Agent"), and the Company, the Mandatory Tender Remarketing Agent elects to exercise its option to remarket the Extendable MOPPRS (the "Remarketing Right"), then, except as otherwise set forth on the reverse hereof,
(i) this Extendable MOPPRS shall be subject to mandatory tender to the Mandatory Tender Remarketing Agent for remarketing on the First Remarketing Date, on the terms and subject to the conditions set forth on the reverse hereof, and (ii) from and after the First Remarketing Date and up to but excluding June 30, 2018 (the "Second Remarketing Date"), this Extendable MOPPRS shall bear interest from and including June 30, 2008 to but excluding June 30, 2018 (the "Second Remarketing Date") at the rate determined by the Mandatory Tender Remarketing Agent in accordance with the procedures set forth in Section 2(b) on the reverse hereof (the "Interest Rate to Second Remarketing Date").

         From and after the earlier to occur of (i) the First Remarketing Date in the event that the Mandatory Tender Remarketing Agent fails to give notice of exercise of the Remarketing Right and (ii) the Second Remarketing Date, the character and duration of the interest rate on the Extendable MOPPRS shall be determined by Merrill Lynch, Pierce Fenner & Smith Incorporated, as reset remarketing agent, or such other nationally recognized broker-dealer as may be selected by the Company to act as such (the "Reset Remarketing Agent"), pursuant to that certain Reset Remarketing Agreement dated as of June 23, 1998 (the "Reset Remarketing Agreement") between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and agreed to by the Company on each applicable Duration/Interest Mode Determination Date, and the spread will be as agreed to by the Company and the Reset Remarketing Agent on the corresponding Spread Determination Date (as defined on the reverse hereof), subject to certain limitations set forth on the reverse of this Extendable MOPPRS.

         UNTIL THE RELEASE DATE (AS DEFINED ON THE REVERSE HEREOF), THIS EXTENDABLE MOPPRS SHALL BE SECURED BY FIRST MORTGAGE BONDS (THE "FIRST MORTGAGE BONDS") ISSUED AND DELIVERED BY THE COMPANY TO THE SENIOR TRUSTEE (AS DEFINED ON THE REVERSE HEREOF) UNDER THE COMPANY'S TWENTY-NINTH SUPPLEMENTAL INDENTURE DATED AS OF JULY 15, 1989, PROVIDING FOR THE RESTATEMENT OF THE INDENTURE OF MORTGAGE AND DEED OF TRUST DATED AS OF MARCH 1, 1994 BETWEEN THE COMPANY AND CITIBANK, N.A. (THE "MORTGAGE TRUSTEE") AND ROBERT T. KIRCHNER (THE "INDIVIDUAL TRUSTEE"), AS SUPPLEMENTED BY THE THIRTY- FIFTH SUPPLEMENTAL INDENTURE (AS SO SUPPLEMENTED, THE "MORTGAGE INDENTURE"). ON THE RELEASE DATE, THE EXTENDABLE MOPPRS SHALL CEASE TO BE SECURED BY SUCH FIRST MORTGAGE BONDS AND, AT THE COMPANY'S OPTION, EITHER (i) SHALL BECOME UNSECURED GENERAL OBLIGATIONS OF THE COMPANY OR (ii) SHALL BE SECURED BY FIRST MORTGAGE BONDS UNDER A SECURED MORTGAGE INDENTURE OTHER THAN THE MORTGAGE INDENTURE.

         Reference is made to the further provisions of this Extendable MOPPRS set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Extendable MOPPRS shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Senior Trustee under the Senior Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this instrument to be duly executed under its corporate seal.

Dated:  June 23, 1998

                                             MICHIGAN CONSOLIDATED GAS COMPANY

                                             By: _______________________________
                                                 Title:



Attest:                                                    [SEAL]


By: ______________________________
    Title:


                          CERTIFICATE OF AUTHENTICATION


         This is one of the Extendable MOPPRS of the series designated therein referred to in the within-mentioned Indenture.

Dated:  June 23, 1998


                                             CITIBANK, N.A., as Trustee



                                             By: _______________________________
                                                      Authorized Signatory

                        MICHIGAN CONSOLIDATED GAS COMPANY

      Extendable MandatOry Par Put Remarketed Securities(sm) ("MOPPRS(sm)")
                                due June 30, 2038

         1. Indenture. (a) This Extendable MOPPRS is one of the duly authorized issue of securities of the Company (hereinafter called the "Notes") of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of June 1, 1998, as supplemented by the first supplemental Indenture, dated as of June 18, 1998 between the Company and the Trustee (as so supplemented, the "Senior Indenture"), duly executed and delivered by the Company to Citibank, N.A., as Trustee (herein called the "Senior Trustee," which term includes any successor trustee under the Senior Indenture), to which Senior Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Senior Trustee, the Company and the Holders of the Notes. The Notes may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions (if any) and may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Note is one of the series designated as the Extendable MandatOry Par Put Remarketed Notes(sm) ("MOPPRS(sm)") due June 30, 2038 of the Company, which series is limited in aggregate principal amount to $75,000,000.

         (b) Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note. For purposes hereof, the term "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are required or authorized to close and, in the case of Notes in Reset Mode that are in the Floating Rate Interest Mode that is also a London Business Day. "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted on the London interbank market.

         (c) Unless otherwise defined herein, all capitalized terms used herein without definition shall have the meanings assigned to them in the Senior Indenture.

         2. Terms of the Notes in Mandatory Tender Mode. On the date, if any, on which the Mandatory Tender Remarketing Agent elects to exercise the Remarketing Right in accordance with the terms hereof, the Notes shall be deemed to be in "Mandatory Tender Mode."

         (a) Mandatory Tender on First Remarketing Date; Purchase and Settlement. (i) Provided that the Mandatory Tender Remarketing Agent gives notice to the Company and the Senior Trustee on a Business Day not later than eleven Business Days prior to the First Remarketing Date of its intention to exercise the Remarketing Right to purchase the Notes for remarketing (the "Mandatory Tender Notification Date"), each Note shall be automatically tendered, or deemed tendered, to the Mandatory Tender Remarketing Agent for purchase on the Mandatory Tender Remarketing Date in accordance with Section 2(a)(ii) below, except as set forth in Sections 6 and

7 below. The purchase price of such tendered Notes shall be equal to 100% of the principal amount thereof. Upon such tender, the Mandatory Tender Remarketing Agent shall have the option, in its sole discretion, to elect to remarket the Notes in accordance with the Mandatory Tender Remarketing Agreement for its own account at varying prices to be determined by the Mandatory Tender Remarketing Agent at the time of each sale. If the Mandatory Tender Remarketing Agent makes such election, the obligation of the Mandatory Tender Remarketing Agent to purchase the Notes on the Mandatory Tender Remarketing Date shall be subject to the conditions set forth in the Mandatory Tender Remarketing Agreement. No Holder or actual purchaser of the Notes ("Beneficial Owner") shall have any rights or claims under the Mandatory Tender Remarketing Agreement or against the Company or the Mandatory Tender Remarketing Agent as a result of the Mandatory Tender Remarketing Agent not purchasing such Notes.

         (i) Following the Mandatory Tender Notification Date and assuming that the Notes are remarketed by the Mandatory Remarketing Agent pursuant to the exercise of the Remarketing Right, the tender and purchase of the Notes provided for in Section 2(a)(i) above shall be effected as follows, subject to Sections 6 and 7 below:

                  (x) All of the tendered Notes shall be automatically delivered to the account of the Trustee, by book-entry through DTC or any successor thereto pending payment of the purchase price therefor, on the Remarketing Date.

                  (y) The Mandatory Tender Remarketing Agent shall make or cause the Trustee to make payment to DTC by book entry through DTC in accordance with the procedures of DTC, by 1:00 p.m., New York City time, on the Mandatory Tender Remarketing Date against delivery through DTC of such Beneficial Owner's tendered Notes, of the purchase price for tendered Notes that have been purchased for remarketing by the Mandatory Tender Remarketing Agent. The Company shall make or cause the Trustee to make payment of interest to DTC on the Mandatory Tender Remarketing Date by book entry through DTC by 2:30 p.m., New York City time, on the Mandatory Tender Remarketing Date.

             (ii) In anticipation of the purchase of the Notes by the Mandatory Tender Remarketing Agent for remarketing or the repurchase of the Notes by the Company on the Remarketing Date, the Trustee shall notify the Holder hereof, not less than 30 days nor more than 60 days prior to the Remarketing Date, that all Notes will be delivered on the Mandatory Tender Remarketing Date through the facilities of DTC against payment of the purchase price therefor by the Mandatory Tender Remarketing Agent or the Company, as the case may be.

         (b) Determination of Interest Rate to Second Remarketing Date; Notification Thereof. Subject to the Remarketing Dealer's election to exercise the Remarketing Right as provided in Section 2(a)(i), by 3:30 p.m., New York City time, on the third Business Day immediately preceding the Remarketing Date (the "Mandatory Tender Determination Date"), the Mandatory Tender Remarketing Agent shall determine the Interest Rate to Second Remarketing Date to the nearest one hundred-thousandth (0.00001) of one percent per annum. The Interest Rate to

Second Remarketing Date shall be equal to the sum of 5.50% (the "Base
Rate") and the Applicable Spread (as defined below), which will be based on the Dollar Price (as defined below) of the Notes.

         The "Applicable Spread" for the Notes in Mandatory Tender Mode shall be the lowest bid indication, expressed as a spread (in the form of a percentage or in basis points) above the Base Rate, obtained by the Mandatory Tender Remarketing Agent on the Mandatory Tender Determination Date from the bids quoted by five Reference Corporate Dealers (as defined below) for the full aggregate principal amount of the Notes at the Dollar Price, but assuming (i) an issue date that is the Mandatory Tender Remarketing Date, with settlement on such date without accrued interest, (ii) a maturity date that is the Second Remarketing Date of the Notes and (iii) a stated annual interest rate, payable semiannually on each Interest Payment Date (as defined below), equal to the Base Rate plus the spread bid by the applicable Reference Corporate Dealer Second Remarketing Date. If fewer than five Reference Corporate Dealers bid as described above, then the Applicable Spread shall be the lowest of such bid indications obtained as described above. The Interest Rate to Second Remarketing Date announced by the Mandatory Tender Remarketing Agent, absent manifest error, shall be binding and conclusive upon the Beneficial Owners and Holders of the Notes, the Company and the Senior Trustee.

         "Dollar Price" means, with respect to the Notes in Mandatory Tender Mode, the present value determined by the Mandatory Tender Remarketing Agent, as of the First Remarketing Date, of the Remaining Scheduled Payments (as defined below) discounted to the First Remarketing Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below).

         "Reference Corporate Dealers" means leading dealers of publicly traded debt securities of the Company in The City of New York (which may include the Mandatory Tender Remarketing Agent or one of its affiliates) selected by the Mandatory Tender Remarketing Agent after consultation with the Company.

         "Remaining Scheduled Payments" means, with respect to the Notes, the remaining scheduled payments of the principal thereof and interest thereon, calculated at the Applicable Base Rate only, that would be due after the First Remarketing Date to and including the Second Remarketing Date as determined by the Mandatory Tender Remarketing Agent.

         "Treasury Rate" means, with respect to the First Remarketing Date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) yield to maturity of the Comparable Treasury Issues (as defined below), assuming a price for the Comparable Treasury Issues (expressed as a percentage of its principal amount), equal to the Comparable Treasury Price (as defined below) for such Remarketing Date.

         "Comparable Treasury Issues" means the United States Treasury Security or Securities selected by the Mandatory Tender Remarketing Agent as having an actual or interpolated maturity or maturities comparable to the Second Remarketing Date.

         "Comparable Treasury Price" means, with respect to the First Remarketing Date, (a) the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) on the Mandatory Tender Determination Date, as set forth on "Telerate Page 500" (or such other page as may replace Telerate Page 500) or (b) if such page (or any successor page) is not displayed or does not contain such offer prices on such Mandatory Tender Determination Date, (i) the average of the Reference Treasury Dealer Quotations for the First Remarketing Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Mandatory Tender Remarketing Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations. "Telerate Page 500" means the display designated as "Telerate Page 500" on Dow Jones Markets Limited (or such other page as may replace Telerate Page 500 on such service) or such other service displaying the offer prices specified in (a) above as may replace Dow Jones Markets Limited.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and the First Remarketing Date, the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) quoted to the Remarketing Dealer by such Reference Treasury Dealer by 3:30 p.m., New York City time, on the First Determination Date.

         "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc (or their respective affiliates which are primary U.S. Government Notes dealers) and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. Government Notes dealer in The City of New York (a "Primary Treasury Dealer"), the Remarketing Dealer shall substitute therefor another Primary Treasury Dealer.

         Provided the Remarketing Right has been exercised, the Mandatory Tender Remarketing Agent shall notify the Company, the Senior Trustee and DTC by telephone, confirmed in writing, by 4:00 p.m., New York City time, on the Mandatory Tender Determination Date, of the Interest Rate to Second Remarketing Date. In such event, all of the tendered Notes of a series will be automatically delivered to the account of the Senior Trustee, by book-entry through DTC pending payment of the purchase price therefor, on the First Remarketing Date, and the Mandatory Tender Remarketing Agent shall make or cause the Senior Trustee to make payment to the DTC Participant of each tendering Beneficial Owner of the Notes, by book-entry through DTC by the close of business on the First Remarketing Date against delivery through DTC of such Beneficial Owner's tendered Notes of 100% of the principal amount of such tendered Notes. The transactions described above shall be executed on the First Remarketing Date through DTC in accordance with the procedures of DTC, and the accounts of the respective DTC Participants shall be debited and credited and the Notes delivered by book entry as necessary to effect the purchases and sales thereof. Transactions involving the sale and purchase of the Notes remarketed by the Mandatory Tender Remarketing Agent on and after the First Remarketing Date shall settle in immediately available funds through DTC's Same-Day Funds Settlement System. The tender and settlement procedures described above, including provisions for payment by purchasers of the Notes in the remarketing or for payment to selling Beneficial Owners of tendered Notes, may be modified to the extent required by DTC or to the extent required to facilitate the tender and remarketing of such series of Notes in certificated form, if the book-entry system is no longer available for the Notes at the time of the remarketing. In addition, the Mandatory Tender Remarketing Agent may, in accordance with the terms of the Senior Indenture, modify the tender and settlement procedures set forth above in order to facilitate the tender and settlement process.

         3. Terms of the Notes in Reset Mode. If (i) the Mandatory Tender Remarketing Agent does not provide notification to the Company of its intention to exercise the Remarketing Right on the eleventh Business Day prior to the First Remarketing Date (which date may also be referred to herein as the "Mandatory Tender Remarketing Date"), on the tenth Business Day prior to the Mandatory Tender Remarketing Date or (ii) the Second Remarketing Date, in the event the Remarketing Right is exercised, the Notes will be deemed to be in "Reset Mode."

         (a) Tender at Option of Beneficial Owners in Reset Mode. If the Company and the Reset Remarketing Agent agree on the Spread on the Spread Determination Date (as defined below) with respect to any Subsequent Spread Period, the Company and the Reset Remarketing Agent will enter into a Reset Remarketing Agreement Supplement (a "Reset Remarketing Agreement Supplement") under which the Reset Remarketing Agent will agree, subject to Section 6 and 7 below and other applicable terms and conditions set forth in such Reset Remarketing Agreement Supplement, to purchase from tendering Holders on the Reset Tender Date all Notes with respect to which the Reset Remarketing Agent receives a Reset Tender Notice as described below at 100% of the principal amount thereof (the "Purchase Price"). Except as otherwise provided in the next succeeding paragraph, each Beneficial Owner of a Note may, at such owner's option, upon giving notice as provided below (a "Reset Tender Notice"), tender such Note for purchase by the Reset Remarketing Agent on the Reset Tender Date with respect to a Spread Period at the Purchase Price. The Purchase Price shall be paid by the Reset Marketing Agent in accordance with the standard procedures of DTC, and accounts of the respective DTC Participants shall be debited and credited and the Notes delivered by book-entry as necessary to effect any purchases and sales thereof.

         The Reset Tender Notice must be received by the Reset Remarketing Agent during the period commencing at 3:00 p.m., New York City time, on the Spread Determination Date and ending at 12:00 noon, New York City time, on the second Business Day following such Spread Determination Date for such Subsequent Spread Period (the "Notice Date"). Except as otherwise provided below, a Reset Tender Notice shall be irrevocable. If a Reset Tender Notice is not received for any reason by the Reset Remarketing Agent with respect to any Note by 12:00 noon, New York City time, on the Notice Date, the Beneficial Owner of such Note shall be deemed to have elected not to tender such Note for purchase by the Reset Remarketing Agent.

         (b) Determination of Duration and Interest Rate Mode. Upon each Duration/Interest Mode Determination Date (as defined below), the mode and other terms for the next Subsequent Spread Period shall be determined as described below.

             (i) Floating Rate Interest Mode. If the Notes in Reset Mode are in Floating Rate Mode, then the following shall apply: During the Floating Rate Interest Mode, interest on the Notes for each Subsequent Spread Period shall be payable either monthly, quarterly or semiannually, as specified by the Company on each Duration/Interest Mode Determination Date. With respect to Notes in the Floating Rate Interest Mode, interest shall be payable, in arrears, in the case of Notes which pay:
         (a) monthly, on the thirtieth day of each month; (b) quarterly, on the thirtieth day of each March, June, September and December; and (c) semiannually, on the thirtieth day of each June and December. During any Subsequent Spread Period during which the Reset Mode Notes are in the Floating Rate Interest Mode, the interest rate on the Notes shall be reset either monthly, quarterly or semiannually, and the Notes shall bear interest at a per annum rate (computed on the basis of the actual number of days elapsed over a 360-day year) equal to LIBOR (as defined below) for the applicable Interest Period (as defined below), plus the applicable Spread. Interest on the Notes shall accrue from and including each Interest Payment Date to but excluding the next succeeding Interest Payment Date or maturity date, as the case may be. Each interest period during any Subsequent Spread Period (each, an "Interest Period") shall be from and including the most recent Interest Payment Date on which interest has been paid to but excluding the next Interest Payment Date. The first day of an Interest Period is referred to herein as an "Interest Reset Date".

             If any Interest Payment Date (other than at maturity), redemption date, Interest Reset Date, Duration/Interest Mode Determination Date, Spread Determination Date (as defined below), Commencement Date or Reset Tender Date would otherwise be a day that is not a Business Day, such Interest Payment Date, redemption date, Interest Reset Date, Duration/Interest Mode Determination Date, Spread Determination Date, Commencement Date or Reset Tender Date, as the case may be, shall be postponed to the next succeeding day that is a Business Day; provided, however, that if such next succeeding Business Day is in the next calendar month, such date shall occur on the immediately preceding Business Day.

             LIBOR applicable for an Interest Period shall be determined by the Rate Agent (as defined below) as of the second London Business Day (as defined below) preceding each Interest Reset Date (a "LIBOR Determination Date") in accordance with the following provisions:

                 (x) LIBOR shall be determined on the basis of the offered rate for deposits in U.S. Dollars of the applicable Index Maturity commencing on the second London Business Day immediately following such LIBOR Determination Date, which appears on Telerate Page 3750 (as defined below) as of approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Telerate Page 3750" means the display designated on page "3750" on Dow Jones Markets Limited or any successor thereto (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. Dollar deposits). If no such offered rate appears on Telerate Page 3750, LIBOR for such LIBOR Determination Date shall be determined in accordance with the provisions of paragraph (y) below. The term "London Business Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market.

                  (y) With respect to a LIBOR Determination Date on which no rate appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, on such LIBOR Determination Date, the Rate Agent shall request the principal London offices of each of four major reference banks in the London interbank market selected by the Rate Agent (after consultation with the Company) to provide the Rate Agent with a quotation of the rate at which deposits in U.S. Dollars of the applicable Index Maturity commencing on the second London Business day immediately following such LIBOR Determination Date, are offered by it to prime banks in the London interbank market as of approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time. If at least two such quotations are provided, LIBOR for such LIBOR Determination Date shall be the arithmetic mean of such quotations as calculated by the Rate Agent. If fewer than two quotations are provided, LIBOR for such LIBOR Determination Date shall be the arithmetic mean of the rates quoted as of approximately 11:00 a.m., New York City time, on such LIBOR Determination Date by three major banks in The City of New York selected by the Rate Agent (after consultation with the Company) for loans in U.S. Dollars to leading European banks, of the applicable Index Maturity commencing on the second London Business Day immediately following such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Rate Agent are not quoting as mentioned in this sentence, LIBOR for such LIBOR Determination Date shall be LIBOR determined with respect to the immediately preceding LIBOR Determination Date.

             The Index Maturity applicable to Notes in the Floating Rate Interest Mode shall be, in the case of Notes paying (x) monthly, one month; (y) quarterly, three months; and (z) semiannually, six months.

             The term "Rate Agent" means the entity selected by the Company as its agent to determine (i) LIBOR and the interest rate on the Notes for any Interest Period and/or (ii) the yield to maturity on the applicable United States Treasury security that is used in connection with the determination of the applicable Fixed Rate, and the ensuing applicable Fixed Rate pursuant to the Reset Remarketing Agreement.

             (ii) Fixed Rate Interest Mode. If the Notes are to be reset to the Fixed Rate Interest Mode, as agreed to by the Company and the Reset Remarketing Agent on a Duration/Interest Mode Determination, then the applicable Fixed Rate for the corresponding Subsequent Spread Period shall be determined by 1:00 p.m. on the third Business Day preceding the Commencement Date for such Subsequent Spread Period

         (the "Fixed Rate Determination Date"), in accordance with the following provisions: the Fixed Rate shall be a per annum rate and shall be determined by auditing the applicable Spread (as agreed to by the Company and the Reset Remarketing Agent on the preceding Spread Determination Date) to the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the applicable United States Treasury security, selected by the Rate Agent or its agent after consultation with the Reset Remarketing Agent, as having a maturity comparable to the duration selected for the following Subsequent Spread Period, which would be used in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the duration selected for the following Subsequent Spread Period.

             Interest in the Fixed Rate Interest Mode shall be computed on the basis of a 360-day year of twelve 30-day months. Such interest shall be payable semiannually in arrears on the Interest Payment Dates occurring on each June 30 and December 30 at the applicable Fixed Rate, as determined by the Company and the Reset Remarketing Agent on the Fixed Rate Determination Date, beginning on the Commencement Date and for the duration of the relevant Subsequent Spread Period. Interest on the Notes shall accrue from and including each Interest Payment Date to but excluding the next succeeding Interest Payment Date or maturity date, as the case may be.

         If any Interest Payment Date or any redemption date in the Fixed Rate Interest Mode falls on a day that is not a Business Day (in either case, other than any Interest Payment Date or redemption date that falls on a Commencement Date, in which case each such date including the Commencement Date shall be postponed to the next day that is a Business Day), the related payment of principal and interest shall be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such dates; provided, however, that if such next succeeding Business Day is in the next calendar year, such Interest Payment Date shall occur on the immediately preceding Business Day.

         (c) Additional Terms of the Notes in Reset Mode. The Spread that shall be applicable during each Subsequent Spread Period for Notes in Reset Mode shall be the percentage (a) recommended by the Reset Remarketing Agent so as to result in a rate that, in the opinion of the Reset Remarketing Agent, will enable tendered Notes to be remarketed by the Reset Remarketing Agent at 100% of the principal amount thereof, and (b) agreed to by the Company. The interest rate mode during such Subsequent Spread Period shall be either the Floating Rate Interest Mode or the Fixed Rate Interest Mode, as determined by the Company and the Reset Remarketing Agent.

         Unless notice of redemption of the Notes as a whole has been given, the duration, redemption dates, redemption type, redemption prices (if applicable), Commencement Date, Interest Payment Dates and interest rate mode (and any other relevant terms) for each Subsequent Spread Period shall be established by 3:00 p.m., New York City time, on the tenth Business Day prior to the Commencement Date of each Subsequent Spread Period (each a "Duration/Interest

Mode Determination Date"). In addition, the Spread for each Subsequent
Spread Period shall be established by 1:00 p.m., New York City time, on the fifth Business Day prior to the Commencement Date of such Subsequent Spread Period (each, a "Spread Determination Date"). Thirty calender days prior to the First Remarketing Date, the Company shall request that DTC provide preliminary notification to its Participants that, on the date that is ten Business Days prior to the First Remarketing Date either (i) the Remarketing Right will have been exercised and the Notes will be subject to mandatory tender on the First Remarketing Date or (ii) the Notes will be in Reset Mode and a Duration/Interest Mode Determination Date will occur on such date. If the Mandatory Tender Remarketing Agent does not provide notification of its intention to exercise the Remarketing Right on the Mandatory Tender Notification Date, on or before the date that is ten Business Days prior to the First Remarketing Date, the Company shall request that DTC notify its Participants of the occurrence of a Duration/Interest Mode Determination Date and of the procedures that must be followed if any Beneficial Owner of a Note wishes to tender such Note. With respect to all Subsequent Spread Periods established after the First Remarketing Date, the Company shall request not later than five nor more than ten calendar days prior to any Duration/Interest Mode Determination Date, that DTC notify its Participants of such Duration/Interest Mode Determination Date and of the procedures that must be followed if any Beneficial Owner of a Notes wishes to tender such Note. In the event that DTC or its nominee is no longer the Holder of record of the Notes, the Company shall notify the Holders of such information within such period of time.

         In the event that the Company and the Reset Remarketing Agent do not agree on the Spread for any Subsequent Spread Period, then the Company shall be required unconditionally to repurchase and retire all of the Notes on the Reset Tender Date at a price equal to 100% of the principal amount thereof, together with accrued interest to the Reset Tender Date. In the event that the Reset Remarketing Agent fails to purchase any Notes tendered on the Reset Tender Date, then the Company shall be required unconditionally to repurchase and retire any Notes tendered and not purchased by the Reset Remarketing Agent.

         All percentages resulting from any calculation of any interest rate for the Notes shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upward, and all dollar amounts shall be rounded to the hearest cent, with one-half cent being rounded upward.

         4. Security; Release Date. Prior to the Release Date (as hereinafter defined), the Notes shall be secured by First Mortgage Bonds designated as Collateral Bonds, Series A (the "Collateral Bonds"), delivered by the Company to the Senior Trustee for the benefit of the Holders of the Notes. Prior to the Release Date, the Company shall make payments of the principal of, and premium, if any, and or interest on, the Collateral Bonds to the Senior Trustee, which payments shall be applied by the Senior Trustee to satisfaction of all obligations then due on the Notes. Reference is made to the Mortgage Indenture and the Senior Indenture for a description of the rights of the Senior Trustee as holder of the Collateral Bonds, the property mortgaged and pledged under the Mortgage Indenture and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Collateral Bonds are secured and the circumstances under which additional First Mortgage Bonds may be issued.

         FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN COLLATERAL BONDS) ISSUED UNDER THE MORTGAGE INDENTURE HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "RELEASE DATE"), THE COLLATERAL BONDS SHALL CEASE TO SECURE THE NOTES IN ANY MANNER PROVIDED THAT NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND AT SUCH TIME IS CONTINUING UNDER THE SENIOR INDENTURE. IN CERTAIN CIRCUMSTANCES PRIOR TO THE RELEASE DATE AS PROVIDED IN THE SENIOR INDENTURE, THE COMPANY IS PERMITTED TO REDUCE THE AGGREGATE PRINCIPAL AMOUNT OF A SERIES OF COLLATERAL BONDS HELD BY THE TRUSTEE, BUT IN NO EVENT PRIOR TO THE RELEASE DATE TO AN AMOUNT LESS THAN THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE SERIES OF NOTES INITIALLY ISSUED CONTEMPORANEOUSLY WITH SUCH COLLATERAL BONDS.

         5. Maintenance of Book-Entry System. (a) The tender and settlement procedures set forth in Section 2 above, including provisions for payment by purchasers of Notes in the remarketing or for payment to selling Beneficial Owners of tendered Notes, shall be subject to modification, notwithstanding any provision to the contrary set forth in Article 9 of the Senior Indenture, to the extent required by DTC or, if the book-entry system is no longer available for the Notes at the time of the remarketing, to the extent required to facilitate the tendering and remarketing of Notes in certificated form. In addition, either of the Remarketing Agents may, notwithstanding any provision to the contrary set forth in Article 9 of the Senior Indenture, modify the settlement procedures set forth herein in order to facilitate the settlement process.

         (b) The Company hereby agrees with the Senior Trustee and the holders of Notes that at all times, notwithstanding any provision to the contrary set forth in the Senior Indenture, (i) it shall use its best efforts to maintain the Notes in book-entry form with DTC or any successor thereto and to appoint a successor thereto to the extent necessary to maintain the Notes in book-entry form and (ii) it shall waive any discretionary right that it otherwise may have under the Senior Indenture to cause the Notes to be issued in certificated form.

         6. Repurchase. If the Notes are in Mandatory Tender Mode, in the event that (i) the Mandatory Remarketing Agent for any reason does not notify the Company of the Interest Rate to Second Remarketing Date by 4:00 p.m., New York City time, on the Mandatory Tender Determination Date, or (ii) prior to the First Remarketing Date, the Mandatory Tender Remarketing Agent has resigned and no successor has been appointed on or before the Mandatory Tender Determination Date, or (iii) since the Mandatory Tender Notification Date, the Mandatory Tender Remarketing Agent terminates the Mandatory Tender Remarketing Agreement because of the occurrence of a material adverse change in the condition of the Company and its subsidiaries, considered as one enterprise, or because an Event of Default, or any event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, with respect to the Notes has occurred and is continuing, or any other event constituting a termination event under the Mandatory Tender Remarketing Agreement has occurred, or (iv) the Mandatory Tender Remarketing Agent for any reason does not purchase all tendered Notes on the First Remarketing Date, the Company shall repurchase such Notes on the First Remarketing Date at a price equal to 100% of the principal amount of such Notes plus all accrued and unpaid interest, if any, to the First Remarketing Date.

         If the Notes are in Reset Mode, in the event that (i) the Company and the Reset Remarketing Agent fail for any reason to agree on a Spread for a Subsequent Spread Period, or (ii) prior to any Commencement Date, the Reset Remarketing Agent has resigned and no successor thereto has been appointed on or before the Duration/Interest Mode Determination Date, or (iii) since the Spread Determination Date, the Reset Remarketing Agent terminates the Reset Remarketing Agreement because of the occurrence of a material adverse change in the condition of the Company and its subsidiaries, considered as one enterprise, or because an Event of Default, or any event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, with respect to the Notes has occurred and is continuing, or any other event constituting a termination event under the Reset Remarketing Agreement has occurred, or (iv) the Reset Remarketing Agent for any reason does not purchase any Notes tendered on the Reset Tender Date, the Company shall repurchase any such Notes tendered but not purchased by the Reset Remarketing Agent on the First Remarketing Date at a price equal to 100% of the principal amount of such Notes plus all accrued and unpaid interest, if any, to the applicable Reset Tender Date.

         7. Redemption. (a) Notwithstanding any election by the Mandatory Tender Remarketing Agent to remarket the Notes on the Mandatory Tender Remarketing Date, the tendering of the Notes for purchase by the Mandatory Tender Remarketing Agent on such date as set forth in Section 2(b)(ii) above shall be subject to the right of the Company to redeem the Notes from the Mandatory Tender Remarketing Agent as provided in Section 7(b) below.

         (b) The Company, in its sole and absolute discretion, shall have the right, upon notice to the Mandatory Tender Remarketing Agent and the Senior Trustee not later than the close of business on the Business Day immediately preceding the Mandatory Tender Determination Date, to irrevocably elect to redeem the Notes, in whole but not in part, from the Mandatory Tender Remarketing Agent on the Mandatory Tender Remarketing Date at the Optional Redemption Price. The "Optional Redemption Price" shall be the greater of (i) 100% of the principal amount of the Notes and (ii) the sum of the present values of the Remaining Scheduled Payments thereon, as determined by the Mandatory Tender Remarketing Agent, discounted to the Mandatory Tender Remarketing Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus in either case accrued and unpaid interest from the Mandatory Tender Remarketing Date on the principal amount being redeemed to the date of redemption. If the Company elects to redeem the Notes, it shall pay the redemption price therefor in same-day funds by wire transfer to an account designated by the Mandatory Tender Remarketing Agent on the Mandatory Tender Remarketing Date.

         (c) If the Notes are in Reset Mode, on each Commencement Date and on those Interest Payment Dates specified as redemption dates by the Company on the Duration/Interest Mode

Determination Date in connection with any Subsequent Spread Period, the Notes may be redeemed, at the option of the Company, in whole or in part, upon notice thereof given at any time during the 30-calendar-day period ending on the tenth Business Day prior to the redemption date (provided that notice of any partial redemption must be given at least 15 calendar days prior to the redemption date), in accordance with the redemption type selected on the Duration/Interest Mode Determination date. In the event that less than all of the outstanding Notes are to be so redeemed, the Notes to be redeemed shall be selected by such method as the Senior Trustee shall deem fair and appropriate.

         The redemption type to be chosen by the Company and the Reset Remarketing Agent on the Duration/Interest Mode Determination Date may be one of the following as defined herein: (i) Par Redemption; (ii) Premium Redemption; or
(iii) Make-Whole Redemption. "Par Redemption" means redemption at a redemption price equal to 100% of the principal amount thereof, plus accrued interest thereon, if any, to the redemption date. "Premium Redemption" means redemption at a redemption price or prices greater than 100% of the principal amount thereof, plus accrued interest thereon, if any, to the redemption date, as determined on the Duration/Interest Mode Determination date. "Make-Whole Redemption" means redemption at a redemption price equal to the Make-Whole Amount (as defined below), if any, with respect to such Notes. Unless otherwise specified by the Company on any Duration/Interest Mode Determination Date, the redemption type will be a Par Redemption.

         "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Note, any amount equal to the greater of (i) 100% of the principal amount and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the redemption date to the end of the applicable Subsequent Spread Period, computed by discounting such payments, in each case, to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus the Reinvestment Spread, plus accrued interest on the principal amount thereof to the date of redemption.

         "Reinvestment Spread" means, with respect to the Notes, a number, expressed as a number of basis points or as a percentage, selected by the Company and agreed to by the Reset Remarketing Agent on the Duration/Interest Mode Determination Date.

         8. Effect of Event of Default. In case an Event of Default with respect to the Notes shall occur and be continuing, the unpaid principal of the Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Senior Indenture.

         9. Amendments and Waivers. The Senior Indenture may be modified by the Company and the Senior Trustee without consent of any Holder with respect to certain matters as described in the Indenture. In addition, the Senior Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Senior Indenture at any time by the Company and the Senior Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected.

The Senior Indenture also contains provisions permitting the Holders of a majority in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Senior Indenture and certain past defaults under the Senior Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall bind such Holder and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         10. Obligation of Company. No reference herein to the Senior Indenture and no provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, if any, and interest on this Note at the time, place, and rate and in the coin or currency herein prescribed.

         11. Denominations, Transfer and Exchange. (a) The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Senior Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         (b) As provided in the Senior Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, and of like tenor, of authorized denominations and for the same maturity and aggregate principal amount, shall be issued to the designated transferee or transferees.

         (c) No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Note for registration of transfer, the Company, the Senior Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Senior Trustee nor any such agent shall be affected by notice to the contrary.

         12. No Liability of Certain Persons. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Note or the Senior Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder, by accepting a Note, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

         13. Governing Law. The Senior Indenture and this Note shall for all purposes be governed by, and construed in accordance with, the internal laws of the State of New York.

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THE FOLLOWING ABBREVIATIONS SHALL BE CONSTRUED AS THOUGH THE WORDS SET FORTH BELOW OPPOSITE EACH ABBREVIATION WERE WRITTEN OUT IN FULL WHERE SUCH ABBREVIATION APPEARS:

TEN COM--as tenants in common            (Name) CUST (Name) UNIF--(Name) as Custodian
TEN ENT--as tenants by the entirety     GIFT MIN ACT (state) for (Name) Under the (State)
JT TEN--as joint tenants with                            Uniform Gifts to
        right of survivorship                            Minors Act
        and not as tenants
        in common

ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE
LIST.

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To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                       ---------------------------------------------------------
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:                    Your Signature:
       ---------------                   ---------------------------------------
                                         (Sign exactly as your name appears on
                                         the other side of this Note)
Signature Guarantee:
                    ------------------------------------------------------------
                    (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Transfer Agent, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.)

Social Security Number or Taxpayer Identification
Number:
       -------------------------------------------

                                                                  APPENDIX II

CUSIP: 594457 BK 8
No.  R-1                                                         $75,000,000


     THIS NOTE IS IN GLOBAL FORM WITHIN THE MEANING OF THE SENIOR INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR A NOTE IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                        MICHIGAN CONSOLIDATED GAS COMPANY

        Resetable MAndatory Putable/remarketable Securities ("MAPS(sm)")*
                                due June 30, 2038


     MICHIGAN CONSOLIDATED GAS COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (the "Company", which term includes any successor corporation under the Senior Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Company in The City of New York, New York, the principal sum of SEVENTY-FIVE MILLION DOLLARS ($75,000,000) on June 30, 2038 (the "Stated Maturity Date"), in the coin or currency of the United States, and to pay interest: (i) semiannually on June 30 and December 30
(x) from and including June 23, 1998 through but excluding June 30, 2003 and (y) on and after June 30, 2003 if and so long as the Resetable MAPS are in Mandatory Tender Mode (as defined on the reverse hereof); or (ii) on such dates as determined on the Duration/Interest Mode Determination Date (as defined on the reverse hereof) if and so long as the Resetable MAPS are in Reset Mode (as defined on the reverse hereof) (each, an "Interest Payment Date"), commencing December 30, 1998. Interest shall be paid on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified below, from

-----------
 *"MAPS(sm)" is a service mark of Salomon Brothers Inc the Interest Payment Date next preceding the date of this Resetable MAPS to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Resetable MAPS, or unless no interest has been paid or duly provided for on this Resetable MAPS, in which case from June 23, 1998, until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register of the Company as provided in the Senior Indenture. Notwithstanding the foregoing, if the date hereof is after the 14th day of a month in which an Interest Payment Date occurs, and before the following Interest Payment Date, this Resetable MAPS shall bear interest from such Interest Payment Date; provided, that if the Company shall default in the payment of interest due on such Interest Payment Date, then this Resetable MAPS shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on this Resetable MAPS, from June 23, 1998. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Senior Indenture, be paid to the person in whose name this Resetable MAPS (or one or more Predecessor Securities) is registered at the close of business on the fifteenth calendar day next preceding such Interest Payment Date, whether or not such day is a Business Day (each a "Record Date").

     The rate of interest on this Resetable MAPS shall be 6.20% per annum to June 30, 2003 (the "First Remarketing Date"). If, pursuant to the Mandatory Tender Remarketing Agreement, dated as of the date hereof (the "Mandatory Tender Remarketing Agreement"), between Salomon Brothers Inc, as Mandatory Tender Remarketing Agent (the "Mandatory Tender Remarketing Agent"), and the Company, the Mandatory Tender Remarketing Agent elects to exercise its option to remarket the Resetable MAPS (the "Remarketing Right"), then, except as otherwise set forth on the reverse hereof, (i) this Resetable MAPS shall be subject to mandatory tender to the Mandatory Tender Remarketing Agent for remarketing on the First Remarketing Date, on the terms and subject to the conditions set forth on the reverse hereof, and (ii) from and after the First Remarketing Date and up to but excluding June 30, 2013 (the "Second Remarketing Date"), this Resetable MAPS shall bear interest from and including June 30, 2003 to but excluding June 30, 2013 (the "Second Remarketing Date") at the rate determined by the Mandatory Tender Remarketing Agent in accordance with the procedures set forth in Section 2(b) on the reverse hereof (the "Interest Rate to Second Remarketing Date").

     From and after the earlier to occur of (i) the First Remarketing Date in the event that the Mandatory Tender Remarketing Agent fails to give notice of exercise of the Remarketing Right and (ii) the Second Remarketing Date, the character and duration of the interest rate on the Resetable MAPS shall be determined by Salomon Brothers Inc, as reset remarketing agent, or such other nationally recognized broker-dealer as may be selected by the Company to act as such (the "Reset Remarketing Agent"), pursuant to that certain Reset Remarketing Agreement dated as of June 23, 1998 (the "Reset Remarketing Agreement") between the Company and Salomon Brothers Inc, and agreed to by the Company on each applicable Duration/Interest Mode Determination Date, and the spread will be as agreed to by the Company and the Reset

Remarketing Agent on the corresponding Spread Determination Date (as defined on the reverse hereof), subject to certain limitations set forth on the reverse of this Resetable MAPS.

     UNTIL THE RELEASE DATE (AS DEFINED ON THE REVERSE HEREOF), THIS RESETABLE MAPS SHALL BE SECURED BY FIRST MORTGAGE BONDS (THE "FIRST MORTGAGE BONDS") ISSUED AND DELIVERED BY THE COMPANY TO THE SENIOR TRUSTEE (AS DEFINED ON THE REVERSE HEREOF) UNDER THE COMPANY'S TWENTY-NINTH SUPPLEMENTAL INDENTURE DATED AS OF JULY 15, 1989, PROVIDING FOR THE RESTATEMENT OF THE INDENTURE OF MORTGAGE AND DEED OF TRUST DATED AS OF MARCH 1, 1994 BETWEEN THE COMPANY AND CITIBANK, N.A. (THE "MORTGAGE TRUSTEE") AND ROBERT T. KIRCHNER (THE "INDIVIDUAL TRUSTEE"), AS SUPPLEMENTED BY THE THIRTY-FIFTH SUPPLEMENTAL INDENTURE (AS SO SUPPLEMENTED,
THE "MORTGAGE INDENTURE"). ON THE RELEASE DATE, THE RESETABLE MAPS SHALL CEASE TO BE SECURED BY SUCH FIRST MORTGAGE BONDS AND, AT THE COMPANY'S OPTION, EITHER
(i) SHALL BECOME UNSECURED GENERAL OBLIGATIONS OF THE COMPANY OR (ii) SHALL BE SECURED BY FIRST MORTGAGE BONDS UNDER A SECURED MORTGAGE INDENTURE OTHER THAN THE MORTGAGE INDENTURE.

     Reference is made to the further provisions of this Resetable MAPS set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Resetable MAPS shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Senior Trustee under the Senior Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this instrument to be duly executed under its corporate seal.

Dated:  June 23, 1998

                                          MICHIGAN CONSOLIDATED GAS COMPANY


                                          By: _________________________________
                                              Title:



Attest:                                                                [SEAL]


By: ______________________________
    Title:


                          CERTIFICATE OF AUTHENTICATION


     This is one of the Resetable MAPS of the series designated therein referred to in the within-mentioned Indenture.

Dated:  June 23, 1998


                                              CITIBANK, N.A., as Trustee



                                              By: ____________________________
                                                  Authorized Signatory

                        MICHIGAN CONSOLIDATED GAS COMPANY

        Resetable MAndatory Putable/remarketable Securities ("MAPS(sm)")
                                due June 30, 2038

     1. Indenture. (a) This Resetable MAPS is one of the duly authorized issue of securities of the Company (hereinafter called the "Notes") of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of June 1, 1998, as supplemented by the first supplemental Indenture, dated as of June 18, 1998 between the Company and the Trustee (as so supplemented, the "Senior Indenture"), duly executed and delivered by the Company to Citibank, N.A., as Trustee (herein called the "Senior Trustee," which term includes any successor trustee under the Senior Indenture), to which Senior Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Senior Trustee, the Company and the Holders of the Notes. The Notes may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions (if any) and may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Note is one of the series designated as the Resetable MAndatory Putable/remarketable Securities ("MAPS(sm)") due June 30, 2038 of the Company, which series is limited in aggregate principal amount to $75,000,000.

     (b) Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note. For purposes hereof, the term "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are required or authorized to close and, in the case of Notes in Reset Mode that are in the Floating Rate Interest Mode that is also a London Business Day. "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted on the London interbank market.

     (c) Unless otherwise defined herein, all capitalized terms used herein without definition shall have the meanings assigned to them in the Senior Indenture.

     2. Terms of the Notes in Mandatory Tender Mode. On the date, if any, on which the Mandatory Tender Remarketing Agent elects to exercise the Remarketing Right in accordance with the terms hereof, the Notes shall be deemed to be in "Mandatory Tender Mode."

     (a) Mandatory Tender on First Remarketing Date; Purchase and Settlement.
(i) Provided that the Mandatory Tender Remarketing Agent gives notice to the Company and the Senior Trustee on a Business Day not later than eleven Business Days prior to the First Remarketing Date of its intention to exercise the Remarketing Right to purchase the Notes for remarketing (the "Mandatory Tender Notification Date"), each Note shall be automatically tendered, or deemed tendered, to the Mandatory Tender Remarketing Agent for purchase on the Mandatory Tender Remarketing Date in accordance with Section 2(a)(ii) below, except as set forth in Sections 6 and 7 below. The purchase price of such tendered Notes shall be equal to 100% of the principal amount thereof. Upon such tender, the Mandatory Tender Remarketing Agent shall have the option, in its sole discretion, to elect to remarket the Notes in accordance with the Mandatory Tender Remarketing Agreement for its own account at varying prices to be determined by the Mandatory Tender Remarketing Agent at the time of each sale. If the Mandatory Tender Remarketing Agent makes such election, the obligation of the Mandatory Tender Remarketing Agent to purchase the Notes on the Mandatory Tender Remarketing Date shall be subject to the conditions set forth in the Mandatory Tender Remarketing Agreement. No Holder or actual purchaser of the Notes ("Beneficial Owner") shall have any rights or claims under the Mandatory Tender Remarketing Agreement or against the Company or the Mandatory Tender Remarketing Agent as a result of the Mandatory Tender Remarketing Agent not purchasing such Notes.

     (i) Following the Mandatory Tender Notification Date and assuming that the Notes are remarketed by the Mandatory Remarketing Agent pursuant to the exercise of the Remarketing Right, the tender and purchase of the Notes provided for in
Section 2(a)(i) above shall be effected as follows, subject to Sections 6 and 7 below:

          (x) All of the tendered Notes shall be automatically delivered to the account of the Trustee, by book-entry through DTC or any successor thereto pending payment of the purchase price therefor, on the Remarketing Date.

          (y) The Mandatory Tender Remarketing Agent shall make or cause the Trustee to make payment to DTC by book entry through DTC in accordance with the procedures of DTC, by 1:00 p.m., New York City time, on the Mandatory Tender Remarketing Date against delivery through DTC of such Beneficial Owner's tendered Notes, of the purchase price for tendered Notes that have been purchased for remarketing by the Mandatory Tender Remarketing Agent. The Company shall make or cause the Trustee to make payment of interest to DTC on the Mandatory Tender Remarketing Date by book entry through DTC by 2:30 p.m., New York City time, on the Mandatory Tender Remarketing Date.

        (ii) In anticipation of the purchase of the Notes by the Mandatory Tender Remarketing Agent for remarketing or the repurchase of the Notes by the Company on the Remarketing Date, the Trustee shall notify the Holder hereof, not less than 30 days nor more than 60 days prior to the Remarketing Date, that all Notes will be delivered on the Mandatory Tender Remarketing Date through the facilities of DTC against payment of the purchase price therefor by the Mandatory Tender Remarketing Agent or the Company, as the case may be.

     (b) Determination of Interest Rate to Second Remarketing Date; Notification Thereof. Subject to the Remarketing Dealer's election to exercise the Remarketing Right as provided in Section 2(a)(i), by 3:30 p.m., New York City time, on the third Business Day immediately preceding the Remarketing Date (the "Mandatory Tender Determination Date"), the Mandatory Tender Remarketing Agent shall determine the Interest Rate to Second Remarketing Date to the nearest one hundred-thousandth (0.00001) of one percent per annum. The Interest Rate to Second Remarketing Date shall be equal to the sum of 5.50% (the "Base Rate") and the Applicable Spread (as defined below), which will be based on the Dollar Price (as defined below) of the Notes.

     The "Applicable Spread" for the Notes in Mandatory Tender Mode shall be the lowest bid indication, expressed as a spread (in the form of a percentage or in basis points) above the Base Rate, obtained by the Mandatory Tender Remarketing Agent on the Mandatory Tender Determination Date from the bids quoted by five Reference Corporate Dealers (as defined below) for the full aggregate principal amount of the Notes at the Dollar Price, but assuming (i) an issue date that is the Mandatory Tender Remarketing Date, with settlement on such date without accrued interest, (ii) a maturity date that is the Second Remarketing Date of the Notes and (iii) a stated annual interest rate, payable semiannually on each Interest Payment Date (as defined below), equal to the Base Rate plus the spread bid by the applicable Reference Corporate Dealer Second Remarketing Date. If fewer than five Reference Corporate Dealers bid as described above, then the Applicable Spread shall be the lowest of such bid indications obtained as described above. The Interest Rate to Second Remarketing Date announced by the Mandatory Tender Remarketing Agent, absent manifest error, shall be binding and conclusive upon the Beneficial Owners and Holders of the Notes, the Company and the Senior Trustee.

     "Dollar Price" means, with respect to the Notes in Mandatory Tender Mode, the present value determined by the Mandatory Tender Remarketing Agent, as of the First Remarketing Date, of the Remaining Scheduled Payments (as defined below) discounted to the First Remarketing Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below).

     "Reference Corporate Dealers" means leading dealers of publicly traded debt securities of the Company in The City of New York (which may include the Mandatory Tender Remarketing Agent or one of its affiliates) selected by the Mandatory Tender Remarketing Agent after consultation with the Company.

     "Remaining Scheduled Payments" means, with respect to the Notes, the remaining scheduled payments of the principal thereof and interest thereon, calculated at the Applicable Base Rate only, that would be due after the First Remarketing Date to and including the Second Remarketing Date as determined by the Mandatory Tender Remarketing Agent.

     "Treasury Rate" means, with respect to the First Remarketing Date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) yield to maturity of the Comparable Treasury Issues (as defined below), assuming a price for the Comparable Treasury Issues (expressed as a percentage of its principal amount), equal to the Comparable Treasury Price (as defined below) for such Remarketing Date.

     "Comparable Treasury Issues" means the United States Treasury Security or Securities selected by the Mandatory Tender Remarketing Agent as having an actual or interpolated maturity or maturities comparable to the Second Remarketing Date.

     "Comparable Treasury Price" means, with respect to the First Remarketing Date, (a) the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) on the Mandatory Tender Determination Date, as set forth on "Telerate Page 500" (or such other page as may replace Telerate Page 500) or (b) if such page (or any successor page) is not displayed or does not contain such offer prices on such Mandatory Tender Determination Date, (i) the average of the Reference Treasury Dealer Quotations for the First Remarketing Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Mandatory Tender Remarketing Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations. "Telerate Page 500" means the display designated as "Telerate Page 500" on Dow Jones Markets Limited (or such other page as may replace Telerate Page 500 on such service) or such other service displaying the offer prices specified in (a) above as may replace Dow Jones Markets Limited.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and the First Remarketing Date, the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) quoted to the Remarketing Dealer by such Reference Treasury Dealer by 3:30 p.m., New York City time, on the First Determination Date.

     "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc (or their respective affiliates which are primary U.S. Government Notes dealers) and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. Government Notes dealer in The City of New York (a "Primary Treasury Dealer"), the Remarketing Dealer shall substitute therefor another Primary Treasury Dealer.

     Provided the Remarketing Right has been exercised, the Mandatory Tender Remarketing Agent shall notify the Company, the Senior Trustee and DTC by telephone, confirmed in writing, by 4:00 p.m., New York City time, on the Mandatory Tender Determination Date, of the Interest Rate to Second Remarketing Date. In such event, all of the tendered Notes of a series will be automatically delivered to the account of the Senior Trustee, by book-entry through DTC pending payment of the purchase price therefor, on the First Remarketing Date, and the Mandatory Tender Remarketing Agent shall make or cause the Senior Trustee to make payment to the DTC Participant of each tendering Beneficial Owner of the Notes, by book-entry through DTC by the close of business on the First Remarketing Date against delivery through DTC of such Beneficial Owner's tendered Notes of 100% of the principal amount of such tendered Notes. The transactions described above shall be executed on the First Remarketing Date through DTC in accordance with the procedures of DTC, and the accounts of the respective DTC Participants shall be debited and credited and the Notes delivered by book entry as necessary to effect the purchases and sales thereof. Transactions involving the sale and purchase of the Notes remarketed by the Mandatory Tender Remarketing Agent on and after the First Remarketing Date shall settle in immediately available funds through DTC's Same-Day Funds Settlement System. The tender and settlement procedures described above, including provisions for payment by purchasers of the Notes in the remarketing or for payment to selling Beneficial Owners of tendered Notes, may be modified to the extent required by DTC or to the extent required to facilitate the tender and remarketing of such series of Notes in certificated form, if the book-entry system is no longer available for the Notes at the time of the remarketing. In addition, the Mandatory Tender Remarketing Agent may, in accordance with the terms of the Senior Indenture, modify the tender and settlement procedures set forth above in order to facilitate the tender and settlement process.

     3. Terms of the Notes in Reset Mode. If (i) the Mandatory Tender Remarketing Agent does not provide notification to the Company of its intention to exercise the Remarketing Right on the eleventh Business Day prior to the First Remarketing Date (which date may also be referred to herein as the "Mandatory Tender Remarketing Date"), on the tenth Business Day prior to the Mandatory Tender Remarketing Date or (ii) the Second Remarketing Date, in the event the Remarketing Right is exercised, the Notes will be deemed to be in "Reset Mode."

     (a) Tender at Option of Beneficial Owners in Reset Mode. If the Company and the Reset Remarketing Agent agree on the Spread on the Spread Determination Date (as defined below) with respect to any Subsequent Spread Period, the Company and the Reset Remarketing Agent will enter into a Reset Remarketing Agreement Supplement (a "Reset Remarketing Agreement Supplement") under which the Reset Remarketing Agent will agree, subject to Section 6 and 7 below and other applicable terms and conditions set forth in such Reset Remarketing Agreement Supplement, to purchase from tendering Holders on the Reset Tender Date all Notes with respect to which the Reset Remarketing Agent receives a Reset Tender Notice as described below at 100% of the principal amount thereof (the "Purchase Price"). Except as otherwise provided in the next succeeding paragraph, each Beneficial Owner of a Note may, at such owner's option, upon giving notice as provided below (a "Reset Tender Notice"), tender such Note for purchase by the Reset Remarketing Agent on the Reset Tender Date with respect to a Spread Period at the Purchase Price. The Purchase Price shall be paid by the Reset Marketing Agent in accordance with the standard procedures of DTC, and accounts of the respective DTC Participants shall be debited and credited and the Notes delivered by book-entry as necessary to effect any purchases and sales thereof.

     The Reset Tender Notice must be received by the Reset Remarketing Agent during the period commencing at 3:00 p.m., New York City time, on the Spread Determination Date and ending at 12:00 noon, New York City time, on the second Business Day following such Spread Determination Date for such Subsequent Spread Period (the "Notice Date"). Except as otherwise provided below, a Reset Tender Notice shall be irrevocable. If a Reset Tender Notice is not received for any reason by the Reset Remarketing Agent with respect to any Note by 12:00 noon, New York City time, on the Notice Date, the Beneficial Owner of such Note shall be deemed to have elected not to tender such Note for purchase by the Reset Remarketing Agent.

     (b) Determination of Duration and Interest Rate Mode. Upon each Duration/Interest Mode Determination Date (as defined below), the mode and other terms for the next Subsequent Spread Period shall be determined as described below.

             (i) Floating Rate Interest Mode. If the Notes in Reset Mode are in Floating Rate Mode, then the following shall apply: During the Floating Rate Interest Mode, interest on the Notes for each Subsequent Spread Period shall be payable either monthly, quarterly or semiannually, as specified by the Company on each Duration/Interest Mode Determination Date. With respect to Notes in the Floating Rate Interest Mode, interest shall be payable, in arrears, in the case of Notes which pay:
         (a) monthly, on the thirtieth day of each month; (b) quarterly, on the thirtieth day of each March, June, September and December; and (c) semiannually, on the thirtieth day of each June and December. During any Subsequent Spread Period during which the Reset Mode Notes are in the Floating Rate Interest Mode, the interest rate on the Notes shall be reset either monthly, quarterly or semiannually, and the Notes shall bear interest at a per annum rate (computed on the basis of the actual number of days elapsed over a 360-day year) equal to LIBOR (as defined below) for the applicable Interest Period (as defined below), plus the applicable Spread. Interest on the Notes shall accrue from and including each Interest Payment Date to but excluding the next succeeding Interest Payment Date or maturity date, as the case may be. Each interest period during any Subsequent Spread Period (each, an "Interest Period") shall be from and including the most recent Interest Payment Date on which interest has been paid to but excluding the next Interest Payment Date. The first day of an Interest Period is referred to herein as an "Interest Reset Date".

             If any Interest Payment Date (other than at maturity), redemption date, Interest Reset Date, Duration/Interest Mode Determination Date, Spread Determination Date (as defined below), Commencement Date or Reset Tender Date would otherwise be a day that is not a Business Day, such Interest Payment Date, redemption date, Interest Reset Date, Duration/Interest Mode Determination Date, Spread Determination Date, Commencement Date or Reset Tender Date, as the case may be, shall be postponed to the next succeeding day that is a Business Day; provided, however, that if such next succeeding Business Day is in the next calendar month, such date shall occur on the immediately preceding Business Day.

             LIBOR applicable for an Interest Period shall be determined by the Rate Agent (as defined below) as of the second London Business Day (as defined below) preceding each Interest Reset Date (a "LIBOR Determination Date") in accordance with the following provisions:

                  (x) LIBOR shall be determined on the basis of the offered rate for deposits
             in U.S. Dollars of the applicable Index Maturity commencing on the second London Business Day immediately following such LIBOR Determination Date, which appears on Telerate Page 3750 (as defined below) as of approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Telerate Page 3750" means the display designated on page "3750" on Dow Jones Markets Limited or any successor thereto (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. Dollar deposits). If no such offered rate appears on Telerate Page 3750, LIBOR for such LIBOR Determination Date shall be determined in accordance with the provisions of paragraph (y) below. The term "London Business Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market.

                  (y) With respect to a LIBOR Determination Date on which no rate appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, on such LIBOR Determination Date, the Rate Agent shall request the principal London offices of each of four major reference banks in the London interbank market selected by the Rate Agent (after consultation with the Company) to provide the Rate Agent with a quotation of the rate at which deposits in U.S. Dollars of the applicable Index Maturity commencing on the second London Business day immediately following such LIBOR Determination Date, are offered by it to prime banks in the London interbank market as of approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time. If at least two such quotations are provided, LIBOR for such LIBOR Determination Date shall be the arithmetic mean of such quotations as calculated by the Rate Agent. If fewer than two quotations are provided, LIBOR for such LIBOR Determination Date shall be the arithmetic mean of the rates quoted as of approximately 11:00 a.m., New York City time, on such LIBOR Determination Date by three major banks in The City of New York selected by the Rate Agent (after consultation with the Company) for loans in U.S. Dollars to leading European banks, of the applicable Index Maturity commencing on the second London Business Day immediately following such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Rate Agent are not quoting as mentioned in this sentence, LIBOR for such LIBOR Determination Date shall be LIBOR determined with respect to the immediately preceding LIBOR Determination Date.

             The Index Maturity applicable to Notes in the Floating Rate Interest Mode shall be, in the case of Notes paying (x) monthly, one month; (y) quarterly, three months; and (z) semiannually, six months.

             The term "Rate Agent" means the entity selected by the Company as its agent to determine (i) LIBOR and the interest rate on the Notes for any Interest Period and/or (ii) the yield to maturity on the applicable United States Treasury security that is used in connection with the determination of the applicable Fixed Rate, and the ensuing applicable Fixed Rate pursuant to the Reset Remarketing Agreement.

             (ii) Fixed Rate Interest Mode. If the Notes are to be reset to the Fixed Rate Interest Mode, as agreed to by the Company and the Reset Remarketing Agent on a Duration/Interest Mode Determination, then the applicable Fixed Rate for the corresponding Subsequent Spread Period shall be determined by 1:00 p.m. on the third Business Day preceding the Commencement Date for such Subsequent Spread Period (the "Fixed Rate Determination Date"), in accordance with the following provisions: the Fixed Rate shall be a per annum rate and shall be determined by auditing the applicable Spread (as agreed to by the Company and the Reset Remarketing Agent on the preceding Spread Determination Date) to the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the applicable United States Treasury security, selected by the Rate Agent or its agent after consultation with the Reset Remarketing Agent, as having a maturity comparable to the duration selected for the following Subsequent Spread Period, which would be used in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the duration selected for the following Subsequent Spread Period.

             Interest in the Fixed Rate Interest Mode shall be computed on the basis of a 360-day year of twelve 30-day months. Such interest shall be payable semiannually in arrears on the Interest Payment Dates occurring on each June 30 and December 30 at the applicable Fixed Rate, as determined by the Company and the Reset Remarketing Agent on the Fixed Rate Determination Date, beginning on the Commencement Date and for the duration of the relevant Subsequent Spread Period. Interest on the Notes shall accrue from and including each Interest Payment Date to but excluding the next succeeding Interest Payment Date or maturity date, as the case may be.

     If any Interest Payment Date or any redemption date in the Fixed Rate Interest Mode falls on a day that is not a Business Day (in either case, other than any Interest Payment Date or redemption date that falls on a Commencement Date, in which case each such date including the Commencement Date shall be postponed to the next day that is a Business Day), the related payment of principal and interest shall be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such dates; provided, however, that if such next succeeding Business Day is in the next calendar year, such Interest Payment Date shall occur on the immediately preceding Business Day.

     (c) Additional Terms of the Notes in Reset Mode. The Spread that shall be applicable during each Subsequent Spread Period for Notes in Reset Mode shall be the percentage (a) recommended by the Reset Remarketing Agent so as to result in a rate that, in the opinion of the Reset Remarketing Agent, will enable tendered
Notes to be remarketed by the Reset Remarketing Agent at 100% of the principal amount thereof, and (b) agreed to by the Company. The interest rate mode during such Subsequent Spread Period shall be either the Floating Rate Interest Mode or the Fixed Rate Interest Mode, as determined by the Company and the Reset Remarketing Agent.

     Unless notice of redemption of the Notes as a whole has been given, the duration, redemption dates, redemption type, redemption prices (if applicable), Commencement Date, Interest Payment Dates and interest rate mode (and any other relevant terms) for each Subsequent Spread Period shall be established by 3:00 p.m., New York City time, on the tenth Business Day prior to the Commencement Date of each Subsequent Spread Period (each a "Duration/Interest Mode Determination Date"). In addition, the Spread for each Subsequent Spread Period shall be established by 1:00 p.m., New York City time, on the fifth Business Day prior to the Commencement Date of such Subsequent Spread Period (each, a "Spread Determination Date"). Thirty calender days prior to the First Remarketing Date, the Company shall request that DTC provide preliminary notification to its Participants that, on the date that is ten Business Days prior to the First Remarketing Date either (i) the Remarketing Right will have been exercised and the Notes will be subject to Mandatory tender on the First Remarketing Date or
(ii) the Notes will be in Reset Mode and a Duration/Interest Mode Determination Date will occur on such date. If the Mandatory Tender Remarketing Agent does not provide notification of its intention to exercise the Remarketing Right on the Mandatory Tender Notification Date, on or before the date that is ten Business Days prior to the First Remarketing Date, the Company shall request that DTC notify its Participants of the occurrence of a Duration/Interest Mode Determination Date and of the procedures that must be followed if any Beneficial Owner of a Note wishes to tender such Note. With respect to all Subsequent Spread Periods established after the First Remarketing Date, the Company shall request not later than five nor more than ten calendar days prior to any Duration/Interest Mode Determination Date, that DTC notify its Participants of such Duration/Interest Mode Determination Date and of the procedures that must be followed if any Beneficial Owner of a Notes wishes to tender such Note. In the event that DTC or its nominee is no longer the Holder of record of the Notes, the Company shall notify the Holders of such information within such period of time.

     In the event that the Company and the Reset Remarketing Agent do not agree on the Spread for any Subsequent Spread Period, then the Company shall be required unconditionally to repurchase and retire all of the Notes on the Reset Tender Date at a price equal to 100% of the principal amount thereof, together with accrued interest to the Reset Tender Date. In the event that the Reset Remarketing Agent fails to purchase any Notes tendered on the Reset Tender Date, then the Company shall be required unconditionally to repurchase and retire any Notes tendered and not purchased by the Reset Remarketing Agent.

     All percentages resulting from any calculation of any interest rate for the Notes shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upward, and all dollar amounts shall be rounded to the nearest cent, with one-half cent being rounded upward.

     4. Security; Release Date. Prior to the Release Date (as hereinafter defined), the Notes shall be secured by First Mortgage Bonds designated as Collateral Bonds, Series B (the "Collateral Bonds"), delivered by the Company to the Senior Trustee for the benefit of the Holders of the Notes. Prior to the Release Date, the Company shall make payments of the principal of, and premium, if any, and or interest on, the Collateral Bonds to the Senior Trustee, which payments shall be applied by the Senior Trustee to satisfaction of all obligations then due on the Notes. Reference is made to the Mortgage Indenture and the Senior Indenture for a description of the rights of the Senior Trustee as holder of the Collateral Bonds, the property mortgaged and pledged under the Mortgage Indenture and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Collateral Bonds are secured and the circumstances under which additional First Mortgage Bonds may be issued.

     FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN COLLATERAL BONDS) ISSUED UNDER THE MORTGAGE INDENTURE HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "RELEASE DATE"), THE COLLATERAL BONDS SHALL CEASE TO SECURE THE NOTES IN ANY MANNER PROVIDED THAT NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND AT SUCH TIME IS CONTINUING UNDER THE SENIOR INDENTURE. IN CERTAIN CIRCUMSTANCES PRIOR TO THE RELEASE DATE AS PROVIDED IN THE SENIOR INDENTURE, THE COMPANY IS PERMITTED TO REDUCE THE AGGREGATE PRINCIPAL AMOUNT OF A SERIES OF COLLATERAL BONDS HELD BY THE TRUSTEE, BUT IN NO EVENT PRIOR TO THE RELEASE DATE TO AN AMOUNT LESS THAN THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE SERIES OF NOTES INITIALLY ISSUED CONTEMPORANEOUSLY WITH SUCH COLLATERAL BONDS.

     5. Maintenance of Book-Entry System. (a) The tender and settlement procedures set forth in Section 2 above, including provisions for payment by purchasers of Notes in the remarketing or for payment to selling Beneficial Owners of tendered Notes, shall be subject to modification, notwithstanding any provision to the contrary set forth in Article 9 of the Senior Indenture, to the extent required by DTC or, if the book-entry system is no longer available for the Notes at the time of the remarketing, to the extent required to facilitate the tendering and remarketing of Notes in certificated form. In addition, either of the Remarketing Agents may, notwithstanding any provision to the contrary set forth in Article 9 of the Senior Indenture, modify the settlement procedures set forth herein in order to facilitate the settlement process.

     (b) The Company hereby agrees with the Senior Trustee and the holders of Notes that at all times, notwithstanding any provision to the contrary set forth in the Senior Indenture, (i) it shall use its best efforts to maintain the Notes in book-entry form with DTC or any successor thereto and to appoint a successor thereto to the extent necessary to maintain the Notes in book-entry form and
(ii) it shall waive any discretionary right that it otherwise may have under the Senior Indenture to cause the Notes to be issued in certificated form.

     6. Repurchase. If the Notes are in Mandatory Tender Mode, in the event that
(i) the Mandatory Remarketing Agent for any reason does not notify the Company of the Interest Rate to Second Remarketing Date by 4:00 p.m., New York City time, on the Mandatory Tender Determination Date, or (ii) prior to the First Remarketing Date, the Mandatory Tender Remarketing Agent has resigned and no successor has been appointed on or before the Mandatory Tender Determination Date, or (iii) since the Mandatory Tender Notification Date, the Mandatory Tender Remarketing Agent terminates the Mandatory Tender Remarketing Agreement because of the occurrence of a material adverse change in the condition of the Company and its subsidiaries, considered as one enterprise, or because an Event of Default, or any event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, with respect to the Notes has occurred and is continuing, or any other event constituting a termination event under the Mandatory Tender Remarketing Agreement has occurred, or (iv) the Mandatory Tender Remarketing Agent for any reason does not purchase all tendered Notes on the First Remarketing Date, the Company shall repurchase such Notes on the First Remarketing Date at a price equal to 100% of the principal amount of such Notes plus all accrued and unpaid interest, if any, to the First Remarketing Date.

     If the Notes are in Reset Mode, in the event that (i) the Company and the Reset Remarketing Agent fail for any reason to agree on a Spread for a Subsequent Spread Period, or (ii) prior to any Commencement Date, the Reset Remarketing Agent has resigned and no successor thereto has been appointed on or before the Duration/Interest Mode Determination Date, or (iii) since the Spread Determination Date, the Reset Remarketing Agent terminates the Reset Remarketing Agreement because of the occurrence of a material adverse change in the condition of the Company and its subsidiaries, considered as one enterprise, or because an Event of Default, or any event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, with respect to the Notes has occurred and is continuing, or any other event constituting a termination event under the Reset Remarketing Agreement has occurred, or (iv) the Reset Remarketing Agent for any reason does not purchase any Notes tendered on the Reset Tender Date, the Company shall repurchase any such Notes tendered but not purchased by the Reset Remarketing Agent on the First Remarketing Date at a price equal to 100% of the principal amount of such Notes plus all accrued and unpaid interest, if any, to the applicable Reset Tender Date.

     7. Redemption. (a) Notwithstanding any election by the Mandatory Tender Remarketing Agent to remarket the Notes on the Mandatory Tender Remarketing Date, the tendering of the Notes for purchase by the Mandatory Tender Remarketing Agent on such date as set forth in Section 2(b)(ii) above shall be subject to the right of the Company to redeem the Notes from the Mandatory Tender Remarketing Agent as provided in Section 7(b) below.

     (b) The Company, in its sole and absolute discretion, shall have the right, upon notice to the Mandatory Tender Remarketing Agent and the Senior Trustee not later than the close of business on the Business Day immediately preceding the Mandatory Tender Determination

Date, to irrevocably elect to redeem the Notes, in whole but not in part, from the Mandatory Tender Remarketing Agent on the Mandatory Tender Remarketing Date at the Optional Redemption Price. The "Optional Redemption Price" shall be the greater of (i) 100% of the principal amount of the Notes and (ii) the sum of the present values of the Remaining Scheduled Payments thereon, as determined by the Mandatory Tender Remarketing Agent, discounted to the Mandatory Tender Remarketing Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus in either case accrued and unpaid interest from the Mandatory Tender Remarketing Date on the principal amount being redeemed to the date of redemption. If the Company elects to redeem the Notes, it shall pay the redemption price therefor in same-day funds by wire transfer to an account designated by the Mandatory Tender Remarketing Agent on the Mandatory Tender Remarketing Date.

     (c) If the Notes are in Reset Mode, on each Commencement Date and on those Interest Payment Dates specified as redemption dates by the Company on the Duration/Interest Mode Determination Date in connection with any Subsequent Spread Period, the Notes may be redeemed, at the option of the Company, in whole or in part, upon notice thereof given at any time during the 30-calendar-day period ending on the tenth Business Day prior to the redemption date (provided that notice of any partial redemption must be given at least 15 calendar days prior to the redemption date), in accordance with the redemption type selected on the Duration/Interest Mode Determination date. In the event that less than all of the outstanding Notes are to be so redeemed, the Notes to be redeemed shall be selected by such method as the Senior Trustee shall deem fair and appropriate.

     The redemption type to be chosen by the Company and the Reset Remarketing Agent on the Duration/Interest Mode Determination Date may be one of the following as defined herein: (i) Par Redemption; (ii) Premium Redemption; or
(iii) Make-Whole Redemption. "Par Redemption" means redemption at a redemption price equal to 100% of the principal amount thereof, plus accrued interest thereon, if any, to the redemption date. "Premium Redemption" means redemption at a redemption price or prices greater than 100% of the principal amount thereof, plus accrued interest thereon, if any, to the redemption date, as determined on the Duration/Interest Mode Determination date. "Make-Whole Redemption" means redemption at a redemption price equal to the Make-Whole Amount (as defined below), if any, with respect to such Notes. Unless otherwise specified by the Company on any Duration/Interest Mode Determination Date, the redemption type will be a Par Redemption.

     "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Note, any amount equal to the greater of (i) 100% of the principal amount and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the redemption date to the end of the applicable Subsequent Spread Period, computed by discounting such payments, in each case, to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus the Reinvestment Spread, plus accrued interest on the principal amount thereof to the date of redemption.

     "Reinvestment Spread" means, with respect to the Notes, a number, expressed as a number of basis points or as a percentage, selected by the Company and agreed to by the Reset Remarketing Agent on the Duration/Interest Mode Determination Date.

     8. Effect of Event of Default. In case an Event of Default with respect to the Notes shall occur and be continuing, the unpaid principal of the Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Senior Indenture.

     9. Amendments and Waivers. The Senior Indenture may be modified by the Company and the Senior Trustee without consent of any Holder with respect to certain matters as described in the Indenture. In addition, the Senior Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Senior Indenture at any time by the Company and the Senior Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Senior Indenture also contains provisions permitting the Holders of a majority in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Senior Indenture and certain past defaults under the Senior Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall bind such Holder and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     10. Obligation of Company. No reference herein to the Senior Indenture and no provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, if any, and interest on this Note at the time, place, and rate and in the coin or currency herein prescribed.

     11. Denominations, Transfer and Exchange. (a) The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Senior Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     (b) As provided in the Senior Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, and of like tenor, of authorized denominations and for the same maturity and aggregate principal amount, shall be issued to the designated transferee or transferees.

     (c) No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Note for registration of transfer, the Company, the Senior Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Senior Trustee nor any such agent shall be affected by notice to the contrary.

     12. No Liability of Certain Persons. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Note or the Senior Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder, by accepting a Note, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

     13. Governing Law. The Senior Indenture and this Note shall for all purposes be governed by, and construed in accordance with, the internal laws of the State of New York.

     ___________________________________________________________________


THE FOLLOWING ABBREVIATIONS SHALL BE CONSTRUED AS THOUGH THE WORDS SET FORTH BELOW OPPOSITE EACH ABBREVIATION WERE WRITTEN OUT IN FULL WHERE SUCH ABBREVIATION APPEARS:

TEN COM--as tenants in common       (Name) CUST (Name) UNIF--(Name) as Custodian
TEN ENT--as tenants by the entirety  GIFT MIN ACT (state) for (Name) Under the
                                     (State)
JT TEN--as joint tenants with                       Uniform Gifts to
            right of survivorship                   Minors Act
            and not as tenants
            in common

ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

     ___________________________________________________________________


To assign this Note, fill in the form below:   (I) or (we) assign and transfer
this Note to


________________________________________________________________________________
             (Insert assignee's social security or tax I.D. number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


              (Print or type assignee's name, address and zip code)


and irrevocably appoint________________________________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated: _______________    Your Signature:_____________________________________
                                         (Sign exactly as your name appears on
                                         the other side of this Note)

Signature Guarantee:       ___________________________________________________
                           (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Transfer Agent, which requirements will include membership or participation in STAMP or such other
                           "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.)

Social Security Number or Taxpayer Identification


Number:__________________________________

                                                                  APPENDIX III


No.  R-1                                                        Principal Amount

                                                                   $75,000,000


                        MICHIGAN CONSOLIDATED GAS COMPANY
                    FIRST MORTGAGE BONDS, COLLATERAL SERIES A
                                being a series of
                              FIRST MORTGAGE BONDS


ORIGINAL ISSUE DATE:  June 23, 1998                MATURITY DATE:  June 30, 2038

THE FIRST MORTGAGE BONDS, COLLATERAL SERIES A (HEREINAFTER, "COLLATERAL BONDS"), REPRESENTED BY THIS CERTIFICATE ARE BEING ISSUED AND DELIVERED BY THE COMPANY TO CITIBANK, N.A., AS TRUSTEE (IN SUCH CAPACITY, THE "SENIOR TRUSTEE") UNDER AN INDENTURE, DATED AS OF JUNE 1, 1998, BETWEEN THE COMPANY AND THE SENIOR TRUSTEE, AS SUPPLEMENTED BY THE FIRST SUPPLEMENTAL INDENTURE THERETO DATED AS OF JUNE 18, 1998 (AS SO SUPPLEMENTED, THE "SENIOR INDENTURE"). THE COLLATERAL BONDS ARE TO BE HELD IN TRUST AS COLLATERAL FOR THE BENEFIT OF THE HOLDERS OF $75,000,000 AGGREGATE PRINCIPAL AMOUNT OF EXTENDABLE MANDATORY PAR PUT REMARKETED SECURITIES DUE JUNE 30, 2038 (THE "RELATED NOTES") ISSUED PURSUANT TO THE SENIOR INDENTURE.

THE COLLATERAL BONDS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED (EXCEPT TO A SUCCESSOR TRUSTEE) UNTIL THE EARLIER OF THE RELEASE DATE (AS DEFINED BELOW) OR THE PRIOR RETIREMENT OF THE RELATED NOTES THROUGH REDEMPTION, REPURCHASE OR OTHERWISE.

THE INTEREST RATE ON THE COLLATERAL BONDS SHALL AT ALL TIMES BE IDENTICAL TO THAT OF, AND SHALL BE ESTABLISHED IN THE MANNER SET FORTH IN, THE RELATED NOTES, A FORM OF WHICH IS ANNEXED HERETO AS APPENDIX I.

THE INTEREST PAYMENT DATES IN RESPECT OF THE COLLATERAL BONDS SHALL AT ALL TIMES BE IDENTICAL TO THOSE OF, AND SHALL BE ESTABLISHED IN THE MANNER SET FORTH IN, THE RELATED NOTES.

THE COMPANY SHALL MAKE PAYMENTS OF THE PRINCIPAL OF, AND PREMIUM, IF ANY, AND INTEREST ON, THE COLLATERAL BONDS, TO THE SENIOR TRUSTEE, WHICH PAYMENTS SHALL BE APPLIED BY THE SENIOR TRUSTEE TO THE SATISFACTION OF OBLIGATIONS ON THE RELATED NOTES.

THE MATURITY DATE SPECIFIED ABOVE IS ALSO THE MATURITY DATE OF THE RELATED
NOTES.



     MICHIGAN CONSOLIDATED GAS COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to CITIBANK, N.A., as trustee for the benefit of the holders of the Related Notes, or registered assigns (in such capacity, the "Senior Trustee"), the sum of SEVENTY-FIVE MILLION DOLLARS ($75,000,000)
on the Maturity Date specified above, at the corporate trust office of the Mortgage Trustee hereinafter named in the Borough of Manhattan, The City of New York, New York, or at the principal office of any successor in trust, in lawful money of the United States of America, and to pay interest thereon at the Interest Rate(s) from time to time specified in or determined pursuant to the Related Notes, in like lawful money payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York on such interest payment date(s) and on the Maturity Date (each an "Interest Payment Date") as provided in the Related Notes, from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid, commencing on the Interest Payment Date next succeeding the Original Issue Date, until the Company's obligation with respect to the payment of such principal sum shall be discharged as provided in the Secured Indenture hereinafter mentioned and the Senior Indenture. If the date of the Collateral Bonds represented by this certificate is after a Record Date (as defined below) with respect to any Interest Payment Date and prior to such Interest Payment Date, then payment of interest shall commence on the second Interest Payment Date succeeding such date. If the Company shall default in the payment of interest due on any Interest Payment Date, then interest shall be payable from the next preceding Interest Payment Date to which interest has been paid, or, if no such interest has been paid on the Collateral Bonds represented by this certificate, from the Original Issue Date. So long as there is no existing default in the payment of interest, the person in whose name the Collateral Bonds represented by this certificate were registered at the close of business on the relevant Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date, except that if the Company shall default in the payment of interest due on such Interest Payment Date, such defaulted interest shall be paid to the person in whose name the Collateral Bonds represented by this Certificate are registered on the Record Date for the Interest Payment Date fixed by the Company for the payment of such defaulted interest, provided that in no case shall such Record Date be less than ten days after notice thereof shall have been mailed to all registered holders of Collateral Bonds. The term "Record Date" as used herein with respect to any Interest Payment Date shall mean the last Business Day which is more than ten calendar days prior to such Interest Payment Date.

         "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in the city of New York are required or authorized to close and, in the case of Related Notes in the Floating Rate Mode (as defined in the form of Related Note), a day that is also a London Business Day. "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

         The bonds represented by this certificate, of the series hereinafter specified, are bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, duly executed by the Company to City Bank Farmers Trust Company (now known as Citibank, N.A., successor trustee, as "Mortgage Trustee") and Ralph E. Morton (Robert T. Kirchner, successor individual trustee and, together with Citibank, N.A., the "Secured Trustees") as restated in Part II of the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, which became effective on April 1, 1994, to which indenture and all indentures supplemental thereto executed on and after July 15, 1989 reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the holders of the bonds and of the Secured Trustees in respect of such security (which indenture and all indentures supplemental thereto, including the Thirty-fifth Supplemental Indenture dated as of June 18, 1998, are hereinafter collectively called the "Secured Indenture"). As provided in the Secured Indenture, the bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided. The bonds represented by this certificate are part of a Series designated "Collateral Bonds," herein called Collateral Bonds, created by the Thirty-fifth Supplemental Indenture dated as of June 18, 1998, as provided for in the Secured Indenture.

         With the consent of the Company and to the extent permitted by and as provided in the Secured Indenture and the Senior Indenture, the rights and obligations of the Company and/or the rights of the holders of the Collateral Bonds of the Thirty-second Series and/or the terms and provisions of the Secured Indenture may be modified or altered by such affirmative vote or votes of the holders of the Related Notes then outstanding as are specified in the Senior Indenture.

         The Collateral Bonds shall be redeemed if and to the extent Related Notes are redeemed, as provided in the Senior Indenture with respect to the Related Notes and in the Related Notes.

         In case an event of default as defined in the Secured Indenture or the Senior Indenture shall occur, the principal of the Collateral Bonds may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in the Secured Indenture and the Senior Indenture.

         The Senior Trustee has agreed pursuant to the Senior Indenture to hold the Collateral Bonds as collateral for the benefit of the holders of the Related Notes under all circumstances and not to transfer (except to a successor trustee) such Collateral Bonds until the earlier of the Release Date or the prior retirement of the Related Notes through redemption, repurchase or otherwise. "Release Date" means the date on which all First Mortgage Bonds of the Company issued and outstanding under the Secured Indenture, other than the Collateral Bonds, have been retired (at, before or after the maturity thereof) through payment, redemption or otherwise provided that no default or event of default has occurred and is continuing under the Senior Indenture. On the Release Date, the Senior Trustee shall deliver to the Company for cancellation all Collateral Bonds, and the Company shall cause the Senior Trustee to provide notice to all holders of Related Notes of the occurrence of the Release Date. As a result, on the Release Date, the Collateral Bonds shall cease to secure the Related Notes. Following the Release Date, the Company shall cause the Secured Indenture to be closed, and the Company shall not issue any additional Collateral Bonds to be issued thereunder. From and after the Release Date, the Company's obligations in respect of the Collateral Bonds shall be satisfied and discharged.

         No recourse shall be had for the payment of the principal of, or the interest on, the Collateral Bonds, or for any claim based hereon or otherwise in respect of the Collateral Bonds or the Secured Indenture, Senior Indenture or any indenture supplemental to either thereof, or against any incorporator, stockholder, director or officer, past, present or future, of the Company, as such, or any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by the owner hereof and every owner of any Related Note by the acceptance of the Collateral Bonds or such Related Note, as the case may be, and as part of the consideration for the issue thereof, and being likewise waived and released pursuant to the Secured Indenture and the Senior Indenture.

         The Collateral Bonds shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been manually executed by the Mortgage Trustee or its successor in trust under the Secured Indenture.

         IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this certificate to be executed under its name with the signature of its Chairman, Chief Executive Officer, President, Vice Chairman or a Vice-President, or any other officer selected by the Board of Directors, under its corporate seal, which may be a facsimile, attested with the signature of its Secretary or one of its Assistant Secretaries.

Dated:  June 23, 1998

                                             MICHIGAN CONSOLIDATED GAS COMPANY

                                      By

                                          President and Chief Executive Officer

Attest:



                                          Secretary

         The bonds represented by this certificate constitute Collateral Bonds of the series designated and described in the within-mentioned Secured Indenture.

                                          CITIBANK, N.A., as Mortgage Trustee


                                      By
                                          Authorized Officer


               ----------------------------------------------------------------

                                                                  APPENDIX IV


No.  R-1                                                        Principal Amount

                                                                   $75,000,000


                        MICHIGAN CONSOLIDATED GAS COMPANY
                    FIRST MORTGAGE BONDS, COLLATERAL SERIES B
                                being a series of
                              FIRST MORTGAGE BONDS


ORIGINAL ISSUE DATE:  June 23, 1998                MATURITY DATE:  June 30, 2038

THE FIRST MORTGAGE BONDS, COLLATERAL SERIES A (HEREINAFTER, "COLLATERAL BONDS"), REPRESENTED BY THIS CERTIFICATE ARE BEING ISSUED AND DELIVERED BY THE COMPANY TO CITIBANK, N.A., AS TRUSTEE (IN SUCH CAPACITY, THE "SENIOR TRUSTEE") UNDER AN INDENTURE, DATED AS OF JUNE 1, 1998, BETWEEN THE COMPANY AND THE SENIOR TRUSTEE, AS SUPPLEMENTED BY THE FIRST SUPPLEMENTAL INDENTURE THERETO DATED AS OF JUNE 18, 1998 (AS SO SUPPLEMENTED, THE "SENIOR INDENTURE"). THE COLLATERAL BONDS ARE TO BE HELD IN TRUST AS COLLATERAL FOR THE BENEFIT OF THE HOLDERS OF $75,000,000 AGGREGATE PRINCIPAL AMOUNT OF RESETABLE MANDATORY PUTABLE/REMARKETABLE SECURITIES DUE JUNE 30, 2038 (THE "RELATED NOTES") ISSUED PURSUANT TO THE SENIOR INDENTURE.

THE COLLATERAL BONDS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED (EXCEPT TO A SUCCESSOR TRUSTEE) UNTIL THE EARLIER OF THE RELEASE DATE (AS DEFINED BELOW) OR THE PRIOR RETIREMENT OF THE RELATED NOTES THROUGH REDEMPTION, REPURCHASE OR OTHERWISE.

THE INTEREST RATE ON THE COLLATERAL BONDS SHALL AT ALL TIMES BE IDENTICAL TO THAT OF, AND SHALL BE ESTABLISHED IN THE MANNER SET FORTH IN, THE RELATED NOTES, A FORM OF WHICH IS ANNEXED HERETO AS APPENDIX I.

THE INTEREST PAYMENT DATES IN RESPECT OF THE COLLATERAL BONDS SHALL AT ALL TIMES BE IDENTICAL TO THOSE OF, AND SHALL BE ESTABLISHED IN THE MANNER SET FORTH IN, THE RELATED NOTES.

THE COMPANY SHALL MAKE PAYMENTS OF THE PRINCIPAL OF, AND PREMIUM, IF ANY, AND INTEREST ON, THE COLLATERAL BONDS, TO THE SENIOR TRUSTEE, WHICH PAYMENTS SHALL BE APPLIED BY THE SENIOR TRUSTEE TO THE SATISFACTION OF OBLIGATIONS ON THE RELATED NOTES.

THE MATURITY DATE SPECIFIED ABOVE IS ALSO THE MATURITY DATE OF THE RELATED
NOTES.



     MICHIGAN CONSOLIDATED GAS COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to CITIBANK, N.A., as trustee for the benefit of the holders of the Related Notes, or registered assigns (in such capacity, the "Senior Trustee"), the sum of SEVENTY-FIVE MILLION DOLLARS ($75,000,000)
on the Maturity Date specified above, at the corporate trust office of the Mortgage Trustee hereinafter named in the Borough of Manhattan, The City of New York, New York, or at the principal office of any successor in trust, in lawful money of the United States of America, and to pay interest thereon at the Interest Rate(s) from time to time specified in or determined pursuant to the Related Notes, in like lawful money payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York on such interest payment date(s) and on the Maturity Date (each an "Interest Payment Date") as provided in the Related Notes, from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid, commencing on the Interest Payment Date next succeeding the Original Issue Date, until the Company's obligation with respect to the payment of such principal sum shall be discharged as provided in the Secured Indenture hereinafter mentioned and the Senior Indenture. If the date of the Collateral Bonds represented by this certificate is after a Record Date (as defined below) with respect to any Interest Payment Date and prior to such Interest Payment Date, then payment of interest shall commence on the second Interest Payment Date succeeding such date. If the Company shall default in the payment of interest due on any Interest Payment Date, then interest shall be payable from the next preceding Interest Payment Date to which interest has been paid, or, if no such interest has been paid on the Collateral Bonds represented by this certificate, from the Original Issue Date. So long as there is no existing default in the payment of interest, the person in whose name the Collateral Bonds represented by this certificate were registered at the close of business on the relevant Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date, except that if the Company shall default in the payment of interest due on such Interest Payment Date, such defaulted interest shall be paid to the person in whose name the Collateral Bonds represented by this Certificate are registered on the Record Date for the Interest Payment Date fixed by the Company for the payment of such defaulted interest, provided that in no case shall such Record Date be less than ten days after notice thereof shall have been mailed to all registered holders of Collateral Bonds. The term "Record Date" as used herein with respect to any Interest Payment Date shall mean the last Business Day which is more than ten calendar days prior to such Interest Payment Date.

         "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in the city of New York are required or authorized to close and, in the case of Related Notes in the Floating Rate Mode (as defined in the form of Related Note), a day that is also a London Business Day. "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

         The bonds represented by this certificate, of the series hereinafter specified, are bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, duly executed by the Company to City Bank Farmers Trust Company (now known as Citibank, N.A., successor trustee, as "Mortgage Trustee") and Ralph E. Morton (Robert T. Kirchner, successor individual trustee and, together with Citibank, N.A., the "Secured Trustees") as restated in Part II of the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, which became effective on April 1, 1994, to which indenture and all indentures supplemental thereto executed on and after July 15, 1989 reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the holders of the bonds and of the Secured Trustees in respect of such security (which indenture and all indentures supplemental thereto, including the Thirty-fifth Supplemental Indenture dated as of June 18, 1998, are hereinafter collectively called the "Secured Indenture"). As provided in the Secured Indenture, the bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided. The bonds represented by this certificate are part of a Series designated "Collateral Bonds," herein called Collateral Bonds, created by the Thirty-fifth Supplemental Indenture dated as of June 18, 1998, as provided for in the Secured Indenture.

         With the consent of the Company and to the extent permitted by and as provided in the Secured Indenture and the Senior Indenture, the rights and obligations of the Company and/or the rights of the holders of the Collateral Bonds of the Thirty-second Series and/or the terms and provisions of the Secured Indenture may be modified or altered by such affirmative vote or votes of the holders of the Related Notes then outstanding as are specified in the Senior Indenture.

         The Collateral Bonds shall be redeemed if and to the extent Related Notes are redeemed, as provided in the Senior Indenture with respect to the Related Notes and in the Related Notes.

         In case an event of default as defined in the Secured Indenture or the Senior Indenture shall occur, the principal of the Collateral Bonds may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in the Secured Indenture and the Senior Indenture.

         The Senior Trustee has agreed pursuant to the Senior Indenture to hold the Collateral Bonds as collateral for the benefit of the holders of the Related Notes under all circumstances and not to transfer (except to a successor trustee) such Collateral Bonds until the earlier of the Release Date or the prior retirement of the Related Notes through redemption, repurchase or otherwise. "Release Date" means the date on which all First Mortgage Bonds of the Company issued and outstanding under the Secured Indenture, other than the Collateral Bonds, have been retired (at, before or after the maturity thereof) through payment, redemption or otherwise provided that no default or event of default has occurred and is continuing under the Senior Indenture. On the Release Date, the Senior Trustee shall deliver to the Company for cancellation all Collateral Bonds, and the Company shall cause the Senior Trustee to provide notice to all holders of Related Notes of the occurrence of the Release Date. As a result, on the Release Date, the Collateral Bonds shall cease to secure the Related Notes. Following the Release Date, the Company shall cause the Secured Indenture to be closed, and the Company shall not issue any additional Collateral Bonds to be issued thereunder. From and after the Release Date, the Company's obligations in respect of the Collateral Bonds shall be satisfied and discharged.

         No recourse shall be had for the payment of the principal of, or the interest on, the Collateral Bonds, or for any claim based hereon or otherwise in respect of the Collateral Bonds or the Secured Indenture, Senior Indenture or any indenture supplemental to either thereof, or against any incorporator, stockholder, director or officer, past, present or future, of the Company, as such, or any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by the owner hereof and every owner of any Related Note by the acceptance of the Collateral Bonds or such Related Note, as the case may be, and as part of the consideration for the issue thereof, and being likewise waived and released pursuant to the Secured Indenture and the Senior Indenture.

         The Collateral Bonds shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been manually executed by the Mortgage Trustee or its successor in trust under the Secured Indenture.

         IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this certificate to be executed under its name with the signature of its Chairman, Chief Executive Officer, President, Vice Chairman or a Vice-President, or any other officer selected by the Board of Directors, under its corporate seal, which may be a facsimile, attested with the signature of its Secretary or one of its Assistant Secretaries.

Dated:  June 23, 1998

                                         MICHIGAN CONSOLIDATED GAS COMPANY

                                     By
                                         President and Chief Executive Officer

Attest:



                                         Secretary

         The bonds represented by this certificate constitute Collateral Bonds of the series designated and described in the within-mentioned Secured Indenture.

                                         CITIBANK, N.A., as Mortgage Trustee


                                     By
                                         Authorized Officer

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